As filed with the Securities and Exchange Commission on September 1, 2004
                                         Securities Act File No. 333-_________
                                     Investment Company Act File No. 811-21628
==============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ----------------
                                   FORM N-2
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       |X|
                          Pre-Effective Amendment No.                     |_|
                         Post-Effective Amendment No.                     |_|
                                    and/or
                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940                    |X|
                                 Amendment No.                            |_|

                               ----------------
                       MuniHoldings New York Fund, Inc.
              (Exact Name of Registrant as Specified in Charter)
             800 Scudders Mill Road, Plainsboro, New Jersey 08536
                   (Address of Principal Executive Offices)

     (Registrant's Telephone Number, including Area Code): (609) 282-2800

                               ----------------
                                Terry K. Glenn
                       MuniHoldings New York Fund, Inc.
             800 Scudders Mill Road, Plainsboro, New Jersey 08536
       Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
                    (Name and Address of Agent for Service)
                               ----------------

                                  Copies to:
     Andrew J. Donohue, Esq.                          Frank P. Bruno, Esq.
   FUND ASSET MANAGEMENT, L.P.                  SIDLEY AUSTIN BROWN & WOOD LLP
          P.O. Box 9011                               787 Seventh Avenue
Princeton, New Jersey 08543-9011                 New York, New York 10019-6018
                               ----------------

     Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

     If any securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered in connection with dividend or interest reinvestment plans, check the following box. |_|

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           CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT

======================================== ====================== ====================== ====================== =====================
                                                                  Proposed Maximum       Proposed Maximum
                                             Amount Being        Offering Price Per     Aggregate Offering         Amount of
 Title of Securities Being Registered     Registered (1) (2)          Unit (1)               Price (1)        Registration Fee (3)
---------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------
Common Stock ($.10 par value).........       66,667 shares             $15.00               $1,000,005                $127
======================================== ====================== ====================== ====================== =====================
(1)    Estimated solely for the purpose of calculating the registration fee.
(2)    Includes 8,695 shares subject to the underwriters' overallotment option.
(3)    Transmitted prior to the filing date to the designated lockbox of the Securities and Exchange Commission at Mellon Bank in
       Pittsburgh, PA.

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     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.

==============================================================================

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



                             Subject to Completion
                Preliminary Prospectus dated September 1, 2004

PROSPECTUS
----------
                              ____________ Shares
                       MuniHoldings New York Fund, Inc.
                                 Common Stock
                                ---------------

     MuniHoldings New York Fund, Inc. is a newly organized, non-diversified, closed-end fund. The investment objective of the Fund is to provide stockholders with high current income excludable from gross income for Federal income tax purposes and exempt from New York State and New York City personal income taxes. The Fund seeks to achieve its objective by investing, as a fundamental policy, at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in a portfolio of municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and exempt from New York State and New York City personal income taxes. Under normal market conditions, the Fund expects to invest at least 75% of its total assets in municipal obligations that are rated investment grade or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. The Fund may invest up to 25% of its total assets in municipal obligations that are rated below investment grade (commonly known as "junk

                                                 (continued on following page)

     Investing in the Fund's common stock involves certain risks that are described in the "Risk Factors and Special Considerations" section beginning on page ___ of this prospectus.

                                                        Per Share    Total (3)
                                                        ---------    ---------
     Public offering price...........................     $15.00        $
     Underwriting discount (1).......................        $          $
     Proceeds, before expenses, to the Fund (2)......        $          $

     (1) The Fund has agreed to pay the underwriters $_____ per share of common stock as a partial reimbursement of expenses incurred in connection with the offering. See "Underwriting."

     (2) The Fund's investment adviser has agreed to pay all organizational expenses of the Fund. The investment adviser also agreed to pay the amount by which the offering costs of the Fund (other than the underwriting discount, but including the $__________ per share partial reimbursement of expenses to the underwriters) exceeds $_____ per share of common stock. The estimated offering expenses to be incurred by the Fund are $________.

     (3) The underwriters also may purchase up to an additional ___________ shares at the public offering price, less the underwriting discount, within 45 days from the date of this prospectus to cover overallotments. If all such shares are purchased, the total public offering price will be $_________, the total underwriting discount will be $______ and the total proceeds, before expenses, to the Fund will be $________.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     The shares will be ready for delivery on or about           , 2004.

                                ---------------



                                ---------------

           The date of this prospectus is                , 2004.

                                ---------------


                                      3
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(continued from previous page)

bonds") or, if unrated, are considered by the Fund's investment adviser to possess similar credit characteristics. The Fund may invest in certain tax exempt securities classified as "private activity bonds," as discussed within, that may subject certain investors in the Fund to the Federal alternative minimum tax. There can be no assurance that the Fund's investment objective will be realized.

     Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a price lower than their net asset value. This is commonly referred to as "trading at a discount." The risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund plans to apply to list its shares of common stock on the New York Stock Exchange or another national securities exchange under the symbol "___."

     The Fund may leverage through borrowings or the issuance of preferred stock or debt securities. Within approximately three months after completion of this offering of common stock, the Fund intends to offer shares of preferred stock representing approximately 35% of the Fund's total capital, or approximately 54% of the Fund's common stock equity, immediately after the issuance of such preferred stock. There can be no assurance, however, that preferred stock representing such percentage of the Fund's capital will actually be issued. The use of preferred stock to leverage the common stock can create special risks. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

     This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

                               TABLE OF CONTENTS

                                                                          Page
Prospectus Summary...........................................................7
Risk Factors and Special Considerations.....................................13
Fee Table...................................................................14
The Fund....................................................................15
Use of Proceeds.............................................................15
Investment Objective and Policies...........................................15
Other Investment Policies...................................................25
Risks and Special Considerations of Leverage................................29
Investment Restrictions.....................................................31
Directors and Officers......................................................33
Investment Advisory and Management Arrangements.............................37
Portfolio Transactions......................................................41
Dividends and Distributions.................................................42
Taxes.......................................................................43
Automatic Dividend Reinvestment Plan........................................47
Mutual Fund Investment Option...............................................49
Net Asset Value.............................................................49
Description of Capital Stock................................................50
Custodian...................................................................53
Underwriting................................................................54
Transfer Agent, Dividend Disbursing Agent and Registrar.....................56
Accounting Services Provider................................................56
Legal Opinions..............................................................56
Independent Registered Public Accounting Firm and Experts...................56
Additional Information......................................................56
Report of Independent Registered Public Accounting Firm.....................58
Appendix A Economic and Other Conditions in New York.......................A-1
Appendix B Description of Municipal Bond Ratings ..........................B-1
Appendix C Taxable Equivalent Yields For 2004..............................C-1

                               ---------------

     Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the Commission's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

                               ---------------

     You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.


                                      5
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                                      6
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                                                PROSPECTUS SUMMARY

  This summary is qualified in its entirety by reference to the detailed information included in this prospectus.



The Fund                         MuniHoldings New York Fund, Inc. is a newly organized, non-diversified, closed-end fund.

The Offering                     The Fund is offering _________ shares of common stock at an initial offering price of $15.00 per share through a group of underwriters led by
                                 _________________________________________. You must purchase at least 100 shares of common stock to participate in this offering. The underwriters may purchase up to an additional _________ shares of common stock within 45 days of the date of this prospectus to cover overallotments, if any.

Investment Objective and         The investment objective of the Fund is to provide stockholders with high current
Policies                         income excludable from gross income for Federal income tax purposes and exempt from New York State and New York City personal income taxes. The Fund seeks to achieve its objective by investing, as a fundamental policy, at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of New York, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and exempt from New York State and New York City personal income taxes ("New York Municipal Bonds"). The Fund also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or other qualifying issuers, such as
                                 Puerto Rico, the U.S. Virgin Islands and Guam, each of which pays interest that is excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax), in the opinion of bond counsel to the issuer, but is not exempt from New York State and New York City personal income taxes
                                 ("Municipal Bonds"). In general, the Fund does not intend for its investments to earn a large amount of interest income that is: (i) includable in gross income for Federal income tax purposes or (ii) not exempt from New York State or New
                                 York City personal income taxes. There can be no assurance that the Fund's investment objective will be realized.

                                 Maturity. The average maturity of the Fund's portfolio securities varies from time to time based upon an assessment of economic and market conditions by Fund
                                 Asset Management, L.P., the Fund's investment adviser (the "Investment Adviser").
                                 The Fund intends to invest primarily in long term New York Municipal Bonds and
                                 Municipal Bonds (that is, New York Municipal Bonds and Municipal Bonds with maturities of more than ten years). However, the Fund also may invest in intermediate term New York Municipal Bonds and Municipal Bonds with maturities of between three years and ten years. The Fund also may invest from time to time in short term New York Municipal Bonds and Municipal Bonds with maturities of less than three years.

                                 Investment Grade New York Municipal Bonds and Municipal Bonds. Under normal market conditions, the Fund expects to invest at least 75% of its total assets in
                                 New York Municipal Bonds and Municipal Bonds that are rated investment grade by one or more nationally recognized statistical rating agencies

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                                                        7

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                                 or in unrated bonds considered by the Investment Adviser to be of comparable quality. In assessing the quality of New York Municipal Bonds and Municipal
                                 Bonds, the Investment Adviser takes into account the nature of any letters of credit or similar credit enhancement to which particular New York Municipal Bonds and Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

                                 Junk Bonds. The Fund may invest up to 25% of its total assets in junk bonds. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that are considered by the Investment
                                 Adviser to possess similar credit characteristics. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.
                                 In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.

                                 Indexed and Inverse Floating Rate Securities. The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when short term interest rates increase and increase when short term interest rates decrease. Investments in inverse floaters may subject the Fund to the risks of reduced or eliminated interest payments and loss of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate, tax exempt securities. Both indexed securities and inverse floaters are derivative securities and can be considered speculative.

                                 Hedging Transactions. The Fund may seek to hedge its portfolio against changes in interest rates using options and financial futures contracts or swap transactions. The Fund's hedging transactions are designed to reduce volatility, but come at some cost. For example, the Fund may try to limit its risk of loss from a decline in price of a portfolio security by purchasing a put option.
                                 However, the Fund must pay for the option, and the price of the security may not in fact drop. In large part, the success of the Fund's hedging activities depends on its ability to forecast movements in securities prices and interest rates. The
                                 Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work.

                                 Swap Agreements. The Fund is authorized to enter into swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in the market value of a specific bond, basket of bonds or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

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                                                        8

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                                 Federal Tax Considerations. While exempt interest dividends derived from interest on New York Municipal Bonds and Municipal Bonds are excludable from gross income for Federal income tax purposes, they may be subject to the Federal alternative minimum tax in certain circumstances. Distributions of any capital gain or other taxable income will be taxable to stockholders. The Fund may not be a suitable investment for investors subject to the Federal alternative minimum tax or who would become subject to such tax by investing in the Fund. See "Taxes."

Use of Leverage by the Fund      Issuance of Preferred Stock. The Fund intends to offer shares of preferred stock within approximately three months after completion of this offering. Under current market conditions it is anticipated that the preferred stock will represent approximately 35% of the Fund's total capital, including the capital raised by issuing the preferred stock, or approximately 54% of the Fund's common stock equity. There can be no assurance, however, that preferred stock will actually be issued or, if issued, what percentage of the Fund's capital it will represent. Issuing preferred stock will result in the leveraging of the Fund's common stock. Although the Board of Directors has not yet determined the terms of the preferred stock offering, the Fund expects that the preferred stock will pay dividends that will be adjusted over either relatively short term periods
                                 (generally seven or 28 days) or medium term periods (up to five years) and that the preferred stock dividend rate will be based upon prevailing interest rates for debt obligations of comparable maturity. The proceeds of the preferred stock offering will be invested in accordance with the Fund's investment objective. The expenses of the preferred stock, which will be borne by the Fund, will reduce the net asset value of the Fund's common stock. During periods when the Fund has preferred stock outstanding, the Fund will pay fees to the Investment Adviser for its services that are higher than if the Fund did not issue preferred stock because the fees will be calculated on the basis of an aggregate of: (i) the
                                 Fund's average daily net assets (including any proceeds from the issuance of any preferred stock), and (ii) the proceeds of any outstanding borrowings used for leverage.

                                 Potential Benefits of Leverage. Under normal market conditions, the income earned on the Fund's portfolio should exceed the dividend rate the Fund must pay to the preferred stockholders. Thus, the Fund's use of preferred stock should provide common stockholders with a higher yield than they would receive if the Fund were not leveraged, although no assurance can be given that the issuance of preferred stock will result in a higher yield or return to common stockholders.

                                 Risks of Leverage. The use of leverage creates certain risks for common stockholders, including the greater likelihood of higher volatility of the Fund's yield, its net asset value and the market price of its common stock. Changes in short term, medium term and long term rates, and their relationship to each other, could negatively impact the Fund's yield, net asset value and market price of the common stock. Furthermore, since any decline in the value of the Fund's investments will affect only the common stockholders, in a declining market the use of leverage will cause the Fund's net asset value to decrease more than it would if the Fund were not leveraged. This decrease in net asset value will likely also cause a decline in the market price for shares of common stock. There can be no assurance that the Fund will earn a higher yield or return on its investment portfolio than the then current dividend rate (and any additional distribution) it pays on the preferred stock. Under certain circumstances, when the Fund is required to allocate taxable income to holders of preferred stock, the Fund anticipates that the terms of the preferred stock will require the Fund to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from such allocation. Under certain conditions, the benefits

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                                                        9
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                                 of leverage to common stockholders will be reduced or eliminated, and the Fund's leveraged capital structure could result in a lower yield or return to common stockholders than if the Fund were not leveraged.

                                 In particular, during times of rising interest rates, the market value of the
                                 Fund's portfolio investments and, consequently, the net asset value of its shares may decline. The Fund's leveraging of its portfolio by issuing preferred stock may accentuate the potential decline, since both the cost of issuing the preferred stock and any decline in the value of the portfolio investments
                                 (including investments purchased with the proceeds of the preferred stock) will be borne entirely by the holders of the common stock. The Fund also may invest in inverse floating obligations and similar securities that create investment leverage, which may further accentuate any decline. Any investor who purchases shares with borrowed funds may experience an even greater decline.

                                 Distributions. When the Fund issues preferred stock, common stockholders will receive all of the Fund's net income that remains after it pays dividends (and any additional distribution) on the preferred stock and generally will be entitled to a pro rata share of net realized capital gains. If the Fund is liquidated, preferred stockholders will be entitled to receive liquidating distributions before any distribution is made to common stockholders. These liquidating distributions are expected to equal the original purchase price per share of the preferred stock plus any accumulated and unpaid dividends to the liquidation date and additional distributions.

                                 Redemption of Preferred Stock. The Fund may redeem the preferred stock for any reason. For example, the Fund may redeem all or some of the preferred stock if the asset coverage for the preferred stock declines below 200% or in order to maintain the asset coverage guidelines established by a nationally recognized statistical ratings organization that rates the preferred stock.

                                 Voting Rights. Preferred stockholders, voting as a separate class, will be entitled to elect two of the Fund's Directors. Common and preferred stockholders, voting together as a single class, will be entitled to elect the remaining
                                 Directors. If the Fund fails to pay dividends to the preferred stockholders for two full years, the holders of all outstanding shares of preferred stock, voting as a separate class, would then be entitled to elect a majority of the Fund's
                                 Directors. The preferred stockholders also will vote separately on certain other matters as required under the Fund's Articles of Incorporation, as amended and supplemented (the "Charter"), the Investment Company Act of 1940, as amended (the
                                 "1940 Act"), and the General Corporation Law of the State of Maryland. Otherwise,
                                 common and preferred stockholders will have equal voting rights (one vote per share) and will vote together as a single class.

                                 Ratings. Before it offers the preferred stock, the Fund intends to apply to one or more nationally recognized statistical ratings organizations for ratings on the preferred stock. The Fund believes that a rating for the preferred stock will make it easier to market the stock, which should reduce the dividend rate.

Listing                          Currently, there is no public market for the Fund's common stock. However, the
                                 Fund plans to apply to list its shares of common stock on the New York Stock
                                 Exchange or another national securities exchange under the symbol "___."

Investment Adviser               The Investment Adviser provides investment advisory and administrative services to the Fund. For its services, the Fund pays the Investment Adviser a monthly fee at the annual rate of _________% of an aggregate of: (i) the Fund's

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                                                        10
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                                 average daily net assets (including any proceeds from the issuance of any preferred stock), and (ii) the proceeds of any outstanding borrowings used for leverage.

Dividends and Distributions      The Fund intends to distribute dividends from its net investment income monthly, and net realized capital gains, if any, at least annually. The Fund expects that it will commence paying dividends within 90 days of the date of this prospectus.
                                 Once the Fund issues preferred stock, the monthly dividends to common stockholders will consist of net investment income that remains after the Fund pays dividends on the preferred stock. Currently, in order to maintain a more stable level of monthly dividend distributions to common stockholders, the Fund intends to pay out less than all of its net investment income or pay out accumulated undistributed income in addition to current net investment income.
                                 The Fund will distribute net capital gains, if any, at least annually to common stockholders and, after it issues the preferred stock, on a pro rata basis to common and preferred stockholders. The Fund may not declare any cash dividend or other distribution on its common stock unless the preferred stock has asset coverage of at least 200%. If the Fund issues preferred stock representing 35% of its total capital, including the capital raised by issuing the preferred stock, or approximately 54% of its common stock equity, the preferred stock's asset coverage will be approximately 286% If the Fund's ability to make distributions on its common stock is limited, the Fund may not be able to qualify for taxation as a regulated investment company. This would have adverse tax consequences for stockholders.

Yield Considerations             The yield on the Fund's common stock will vary from period to period depending on factors including, but not limited to, the length of the initial investment period, market conditions, the timing of the Fund's investment in portfolio securities, the securities comprising the Fund's portfolio, the ability of the issuers of the portfolio securities to pay interest on such securities, changes in tax exempt interest rates (which may not change to the same extent or in the same direction as taxable rates) including changes in the relationship between short term rates and long term rates, the amount and timing of the issuance of the Fund's preferred stock, the effects of preferred stock leverage on the common stock discussed above under "--Use of Leverage by the Fund," the timing of the investment of preferred stock proceeds in portfolio securities, the Fund's net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its shares and the yield for any given period is not an indication or representation of future yields on Fund shares. The Fund's ability to achieve any particular yield level after it commences operations depends on future interest rates and other factors mentioned above, and the initial yield and later yields may be lower. Any statements as to an estimated yield are based on certain assumptions and conditions and are as of the date made, and no guarantee can be given that the Fund will achieve or maintain any particular yield level.

Automatic Dividend               Dividend and capital gains distributions generally are used to purchase additional
Reinvestment Plan                shares of the Fund's common stock. However, an investor can choose to receive distributions in cash. Stockholders whose shares of common stock are held in the name of a broker or nominee should contact the broker or nominee to confirm whether the broker or nominee will permit them to participate in the automatic dividend reinvestment plan.

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                                                        11
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Mutual Fund Investment           Investors who purchase shares in this offering and later sell their shares have the
Option                           option, subject to certain conditions, to purchase Class A shares of certain funds advised by the Investment Adviser or its affiliates at net asset value, without imposition of the initial sales charge, with the proceeds from such sale.

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                                      12
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------------------------------------------------------------------------------
                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     An investment in the Fund's common stock should not constitute a complete investment program.

     Liquidity and Market Price of Shares. The Fund is newly organized and has no operating history or history of public trading.

     Shares of closed-end funds that trade in a secondary market frequently trade at a market price that is below their net asset value. This is commonly referred to as "trading at a discount." The risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. Accordingly, the Fund is designed primarily for long term investors and should not be considered a vehicle for trading purposes. Net asset value will be reduced following the offering by the underwriting discount and the amount of offering expenses paid by the Fund.

     New York Municipal Bonds. The Fund intends to invest at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings used for leverage, in New York Municipal Bonds. As a result, the Fund is more exposed to risks affecting issuers of New York Municipal Bonds than is a municipal bond fund that invests more widely. New York State, New York City and other New York public bodies have sometimes encountered financial difficulties of a type that could have an adverse effect on the performance of the Fund. In addition to the risks associated with the national economic forecast, there are specific risks to the State economy. Chief among them is a more prolonged downturn in the financial sector than is currently projected, producing sharper declines in both employment and compensation. Moreover, significant numbers of business relocations out of the State could imply slower job and income growth as well. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, a stronger demand for financial market service, fueling a rebound in income growth in that sector. Historically, declines in the stock market are followed by declines in personal income tax payments as tax-liability associated with market transactions declines. See "Investment Objective and Policies -- Risk Factors and Special Considerations Relating to New York Municipal Bonds" and Appendix A "Economic and Other Conditions in New York."

     Non-diversification. The Fund is registered as a "non-diversified" investment company. This means that the Fund may invest a greater percentage of its assets in a single issuer than a diversified investment company. Since the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more exposed to any single economic, political or regulatory occurrence than a more widely-diversified fund. Even as a non-diversified fund, the Fund must still meet the diversification requirements applicable to regulated investment companies under the Federal income tax laws.

     Market Risk and Selection Risk. Market risk is the risk that the bond market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the bond market, the market relevant indices, or other funds with similar investment objectives and investment strategies.

     Tax Exempt Securities Market Risk. The amount of public information available about New York Municipal Bonds and Municipal Bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may, therefore, be more dependent on the analytical abilities of the Investment Adviser than the performance of a stock fund or taxable bond fund.

     Interest Rate and Credit Risk. The Fund invests in New York Municipal Bonds and Municipal Bonds, which are subject to interest rate and credit risk. Interest rate risk is the risk that prices of New York Municipal Bonds and Municipal Bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Fund's use of leverage by the issuance of preferred stock and its investment in inverse floating obligations, as discussed below, may increase interest rate risk. Because market interest rates are currently near their lowest levels in many years, there is a greater risk that the fixed-rate securities in the Fund's portfolio will decline in value if interest rates increase in the future. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
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                                      13

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     Call and Redemption Risk. The issuer of a New York Municipal Bond or a
Municipal Bond may call the bond for redemption before it matures. If this happens to a New York Municipal Bond or a Municipal Bond that the Fund holds, the Fund may lose income and may have to invest the proceeds in New York Municipal Bonds or Municipal Bonds with lower yields.

     Risks Associated with Non-Investment Grade Securities. Under normal market conditions, the Fund expects to invest at least 75% of its total assets in New York Municipal Bonds and Municipal Bonds that are rated investment grade by Standard & Poor's, Moody's Investors Service, Inc. or Fitch Ratings, or in unrated New York Municipal Bonds and Municipal Bonds that are considered by the Investment Adviser to possess similar credit characteristics. Obligations rated in the lowest investment grade category may have certain speculative characteristics. The Fund may invest up to 25% of its total assets in New York Municipal Bonds and Municipal Bonds that are rated below investment grade or are unrated securities that are considered by the Investment Adviser to possess similar credit characteristics. Securities rated below investment grade, also known as junk bonds, generally entail greater interest rate and credit risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

     Private Activity Bonds. The Fund may invest in certain tax exempt securities classified as "private activity bonds." The Fund's investment in these bonds may cause certain investors in the Fund to be subject to the Federal alternative minimum tax.

     Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's New York Municipal Bond and Municipal Bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could negatively affect the Fund's yield, return or the market price of the common stock.

     Leverage Risk. The Fund currently plans to issue preferred stock within approximately three months after the completion of this offering. Under normal market conditions it is anticipated that the preferred stock will represent approximately 35% of the Fund's total capital, including the capital raised by issuing the preferred stock, or approximately 54% of the Fund's common stock equity. There can be no assurance, however, that preferred stock will actually be issued, or if issued what percentage of the Fund's capital it will represent. Leverage creates certain risks for common stockholders, including the greater likelihood of higher volatility of the Fund's yield, the net asset value and the market price of the common stock. Leverage also creates the risk that the yield or return on shares of the Fund's common stock will be reduced or eliminated to the extent the dividends paid on preferred stock and other expenses of the preferred stock exceed the yield or return earned by the Fund on its investments since both the cost of issuing the preferred stock and any decline in the value of the Fund's portfolio investments (including investments purchased with the proceeds of the preferred stock) will be borne entirely by the holders of common stock. The effect of leverage in a declining market would result in a greater decrease in the Fund's net asset value, and possibly the market price of the common stock, than if the Fund was not leveraged. If the Fund is liquidated, preferred stockholders will be entitled to receive liquidating distributions before any distribution is made to common stockholders.

     Sector Risk. The Fund may invest 25% or more of its total assets in tax exempt securities of issuers in the industries comprising the same economic sector, such as hospitals or life care facilities and transportation-related issuers. However, the Fund will not invest 25% or more of its total assets in any one of the industries comprising an economic sector. In addition, a substantial part of the Fund's portfolio may be comprised of securities that are subject to credit enhancements issued by banks, insurance companies or companies with similar characteristics. Emphasis on these sectors may subject the Fund to certain risks.

     Rating Agencies. The Fund may be subject to guidelines of one or more nationally recognized statistical ratings organizations that may issue ratings for its preferred stock. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act and may prohibit or limit the use by the Fund of certain portfolio management techniques or investments. The Fund does not expect these guidelines to prevent the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
     Liquidity of Investments. Certain New York Municipal Bonds and Municipal Bonds in which the Fund invests may lack an established secondary trading market or may be otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained and does not generally relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities may trade at a discount from comparable, more liquid investments.

     Portfolio Strategies. The Fund may engage in various portfolio strategies both to seek to increase the return of the Fund and to seek to hedge its portfolio against adverse effects from movements in interest rates and in the securities markets. These strategies include the use of derivatives, such as indexed securities, inverse securities, options, futures, options on futures, interest rate swap transactions, credit default swaps, and short sales. Such strategies subject the Fund to the risk that, if the Investment Adviser incorrectly forecasts market values, interest rates or other applicable factors, the Fund's performance could suffer. Certain of these strategies, such as the use of inverse securities, interest rate swap transactions, credit default swaps, and short sales, may provide investment leverage to the Fund's portfolio and result in many of the same risks of leverage to the holders of the Fund's common stock as discussed above under "--Leverage." The Fund is not required to use derivatives or other portfolio strategies to enhance income or to hedge its portfolio and may choose not to do so. There can be no assurance that any of the Fund's portfolio strategies will be effective. Some of the derivative strategies that the Fund may use to increase income are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund's risk of loss.

     Derivatives Risk. Derivatives are financial contracts or instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). The Fund may invest in a variety of derivative instruments for hedging purposes or to seek to enhance its return, such as options, futures contracts and swap agreements, and may engage in short sales. The Fund may use derivatives as a substitute for taking a position in an underlying security or other asset, as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund also may use derivatives to add leverage to the portfolio and/or to hedge against increases in the Fund's costs associated with the dividend payments on the preferred stock. The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, credit risk, leverage risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument it could lose more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by stockholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

     Swaps. Swap agreements are types of derivatives. In order to seek to hedge the value of the Fund's portfolio, to hedge against increases in the Fund's cost associated with the interest payments on its outstanding borrowings or to seek to increase the Fund's return, the Fund may enter into interest rate or credit default swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by the Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect Fund performance. In addition to the risks applicable to swaps generally, credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). The Fund is not required to enter into interest rate or credit default swap transactions for hedging purposes or to enhance income and may choose not to do so.

     Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short and deliver collateral to the broker dealer through which it made the short sale to cover its obligation to deliver the security upon conclusion of the sale. The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Fund will also be required to segregate similar collateral. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. The Fund also may make a short sale
------------------------------------------------------------------------------

------------------------------------------------------------------------------
("against the box") by selling a security that the Fund owns or has the right to acquire without the payment of further consideration. The Fund's potential for loss is greater if it does not own the security that it is short selling.

     Taxability Risk. The Fund intends to minimize the payment of taxable income to stockholders by investing in New York Municipal Bonds, Municipal Bonds and other tax exempt securities in reliance on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes and exempt from New York State and New York City personal income taxes, if applicable. Such securities, however, may be determined, for Federal income tax purposes, to pay, or to have paid, taxable income subsequent to the Fund's acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay Federal income tax on the affected interest income, and, if the Fund agrees to do so, the Fund's yield on its common stock could be adversely affected. A determination that interest on a security held by the Fund is includable in gross income for Federal income tax purposes retroactively to its date of issue may, likewise, cause a portion of prior distributions received by stockholders to be taxable to those stockholders in the year of receipt. If a security acquired based on reliance on such an opinion of counsel is subsequently determined to pay interest that is includable in gross income for Federal income tax purposes, the Fund will dispose of that security as soon as reasonably practicable.

     Suitability. The economic benefit of an investment in the Fund depends upon many factors beyond the control of the Fund, the Investment Adviser and its affiliates. Because of its emphasis on long term New York Municipal Bonds and long term Municipal Bonds, the Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares of the Fund will depend upon, among other things, such investor's investment objectives and such investor's ability to accept the risks of investing in such securities, including the loss of principal.

     Antitakeover Provisions. The Fund's Charter, By-laws and the General Corporation Law of the State of Maryland include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors. Such provisions could limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

     Market Disruption. The terrorist attacks in the United States on September 11, 2001 have had a disruptive effect on the securities markets, some of which were closed for a four-day period. The continued threat of similar attacks and related events, including U.S. military actions in Iraq and continued unrest in the Middle East, have led to increased short term market volatility and may have long term effects on U.S. and world economies and markets. Similar disruptions of the financial markets could adversely impact the market prices of the Fund's portfolio securities, interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Fund's common stock. Non-investment grade securities tend to be more volatile than investment grade fixed income securities so that these events and other market disruptions may have a greater impact on the prices and volatility of non-investment grade securities than on investment grade fixed income securities. There can be no assurance that these events and other market disruptions will not have other material and adverse implications for the non-investment grade securities markets.

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                                      16

                                   Fee Table


Stockholder Transaction Fees:
  Maximum Sales Load (as a percentage of offering price)......................................                %
  Offering Expenses Borne by the Fund (as a percentage of offering price)(a)..................                %
  Dividend Reinvestment Plan Fees.............................................................             None
Annual Expenses (as a percentage of net assets attributable to common stock):
  Investment Advisory Fee(b)(c)...............................................................                %
  Interest Payments on Borrowed Funds(c)......................................................            0.00%
  Other Expenses(c)...........................................................................                %
                                                                                                          ----
    Total Annual Expenses(c)..................................................................                %
                                                                                                          ====


-----------------
(a)  The Investment Adviser has agreed to pay all of the Fund's organizational expenses. Offering costs will be
     paid by the Fund up to $    per share (     % of the offering price). The Investment Adviser has agreed to pay the
     amount by which the offering costs (other than the sales load, but including the $.    per share partial
     reimbursement of expenses to the underwriters) exceeds $    per share of common stock (    % of the offering price).
     The offering costs to be paid by the Fund are not included in the Total Annual Expenses shown in the table.
     Offering costs borne by common stockholders will result in a reduction of capital of the Fund attributable to common stock. In the event the Fund offers preferred stock in the future, the costs of that offering will be effectively borne by the common stockholders and result in a reduction of the net asset value of the shares of common stock.

(b)  See "Investment Advisory and Management Arrangements."

(c)  Assumes leverage by issuing preferred stock in an amount equal to approximately 35% of the Fund's total capital (including amounts obtained from the leverage), or approximately 54% of the Fund's common stock
     equity, at a current estimated annual dividend rate of        %. If the Fund does not use leverage, it is
     estimated that, as a percentage of net assets attributable to common stock, the Investment Advisory Fee would
     be     %, Interest Payments on Borrowed Funds would be 0.00%, Other Expenses would be     % and Total Annual
     Expenses would be    %. No assurance can be given that the Fund will leverage its portfolio by issuing preferred stock or otherwise. See "Risk Factors and Special Considerations -- Leverage Risk" and "Risks and Special
     Considerations of Leverage."


EXAMPLE
-------


                                                                 1 Year       3 Years        5 Years      10 Years

An investor would pay the following expenses (including
    the sales load of $    and estimated offering expenses
    of this offering of $   ) on a $1,000 investment,
    assuming total annual expenses of    % (assuming
    leverage by issuing preferred stock in an initial
    amount of approximately __% of the Fund's total
    capital (including amounts obtained from the leverage)
    or approximately __% of the Fund's common stock equity)
    and a 5% annual return throughout the periods...........     $            $              $            $


     The Fee Table is intended to assist investors in understanding the costs and expenses that a stockholder in the Fund will bear directly or indirectly. The expenses set forth under "Other Expenses" are based on estimated amounts through the end of the Fund's first fiscal year and assumes that the Fund issues approximately__________ shares of common stock. If the Fund issues fewer shares of common stock, all other things being equal, these expenses would increase. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by the Securities and Exchange Commission (the "Commission") regulations. The Example should not be considered a representation of future expenses or annual rate of return, and actual expenses, leverage amount or annual rate of return may be more or less than those assumed for purposes of the Example.

                                   THE FUND

     MuniHoldings New York Fund, Inc. (the "Fund") is a newly organized, non-diversified, closed-end fund. The Fund was incorporated under the laws of the State of Maryland on August 25, 2004, and has registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's principal office is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is (609) 282-2800.

     The Fund is organized as a closed-end investment company. Closed-end investment companies differ from open-end investment companies (commonly referred to as mutual funds) in that closed-end investment companies do not redeem their securities at the option of the stockholder, whereas open-end companies issue securities redeemable at net asset value at any time at the option of the stockholder and typically engage in a continuous offering of their shares. Accordingly, open-end investment companies are subject to continuous asset in-flows and out-flows that can complicate portfolio management. However, shares of closed-end investment companies frequently trade at a discount to net asset value. They may also, at times, trade at a premium to net asset value. The risk that shares will trade at a discount may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.

     The Board of Directors of the Fund may at any time consider a merger, consolidation or other form of reorganization of the Fund with one or more other investment companies advised by Fund Asset Management, L.P. (the "Investment Adviser") with similar investment objectives and policies as the Fund. Any such merger, consolidation or other form of reorganization would require the prior approval of the Board of Directors and the stockholders of the Fund. See "Description of Capital Stock--Certain Provisions of the Charter and By-laws."

                                USE OF PROCEEDS

     The net proceeds of this offering will be approximately $_________ (or approximately $_________ assuming the underwriters exercise the overallotment option in full) after payment of offering expenses estimated to be approximately $_________ and the deduction of the underwriting discount. The Investment Adviser has agreed to pay the amount by which the offering costs (other than the underwriting discount, but including the $__________ per share partial reimbursement of expenses to the underwriters) exceeds $_________ per share of common stock (_______ ______% of the offering price). The Investment Adviser has agreed to pay all of the Fund's organizational expenses.

     The net proceeds of the offering will be invested in accordance with the Fund's investment objective and policies within approximately three months after completion of the offering of common stock, depending on market conditions and the availability of appropriate securities. Pending such investment, it is anticipated that the proceeds will be invested in short term, tax exempt securities. See "Investment Objective and Policies."

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to provide stockholders with high current income excludable from gross income for Federal income tax purposes and exempt from New York State and New York City personal income taxes. The Fund seeks to achieve its objective by investing at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of New York, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and exempt from New York State and New York City personal income taxes ("New York Municipal Bonds"). The Fund's investment objective and its policy of investing at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any outstanding borrowings for investment purposes in New York Municipal Bonds are fundamental policies of the Fund that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Fund also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or other qualifying issuers, such as Puerto Rico, the U.S. Virgin Islands and Guam, each of which pays interest that is excludable from gross income for Federal income tax purposes

(except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax), in the opinion of bond counsel to the issuer, but is not exempt from New York State and New York City personal income taxes ("Municipal Bonds"). In general, the Fund does not intend for its investments to earn a large amount of interest income that is: (i) includable in gross income for Federal income tax purposes or (ii) not exempt from New York State or New York City personal income taxes. There can be no assurance that the Fund's investment objective will be realized. Unless otherwise noted, references to "Municipal Bonds" shall also include "New York Municipal Bonds."

     The Fund may invest in certain tax exempt securities classified as "private activity bonds" (or industrial development bonds, under pre-1986 law) ("PABs") (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. See "Taxes." The percentage of the Fund's total assets invested in PABs will vary from time to time.

     Under normal market conditions, the Fund expects to invest at least 75% of its total assets in New York Municipal Bonds and Municipal Bonds that are commonly referred to as "investment grade" securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody's Investors Service, Inc. ("Moody's") (currently Aaa, Aa, A and Baa), Standard & Poor's ("S&P") (currently AAA, AA, A and BBB) or Fitch Ratings ("Fitch") (currently AAA, AA, A and BBB). In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody's and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody's and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody's and BBB and F-3 for Fitch), while considered "investment grade," may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Investment Adviser, to other obligations in which the Fund may invest. For a description of the investment rating categories for Moody's, S&P and Fitch, including a description of their speculative characteristics, see Appendix B--"Description of Municipal Bond Ratings" to this prospectus. Securities rated in the lowest investment grade category may be considered to have speculative characteristics.

     The Fund also may invest up to 25% of its total assets in New York Municipal Bonds and Municipal Bonds that are rated below Baa by Moody's or below BBB by S&P or Fitch or, if unrated, are considered by the Investment Adviser to possess similar credit characteristics. Such securities, sometimes referred to as "high yield" or "junk" bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. See "-- Description of Municipal Bonds -- 'High Yield' or 'Junk' Bonds." The Fund does not intend to purchase Municipal Bonds that are in default or which the Investment Adviser believes will soon be in default. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer's ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.

     The Fund may invest 25% or more of its total assets in tax exempt securities of issuers in the industries comprising the same economic sector, such as hospitals or life care facilities and transportation-related issuers. However, the Fund will not invest 25% or more of its total assets in any one of the industries comprising an economic sector. In addition, a substantial part of the Fund's portfolio may be comprised of securities that are subject to credit enhancements issued by banks, insurance companies or companies with similar characteristics. Emphasis on these sectors may subject the Fund to certain risks.

     All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund's initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

     The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Fund.

     The Fund intends to invest primarily in long term Municipal Bonds with maturities of more than ten years. However, the Fund also may invest in intermediate term Municipal Bonds with maturities of between three years and ten years. The Fund also may invest from time to time in short term Municipal Bonds with maturities of less than three years. The average maturity of the Fund's portfolio securities is expected to vary from time to time based upon the Investment Adviser's assessment of economic and market conditions.

     For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short term obligations being referred to herein as "Temporary Investments"). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Investment Adviser, prevailing market or financial conditions warrant. These investments will yield taxable income. From time to time, the Fund may also realize taxable capital gains.

     The Fund also may invest in variable rate demand obligations ("VRDOs") and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax exempt obligations held by a financial institution. See "Other Investment Policies -- Temporary Investments." The Fund's hedging strategies, which are described in more detail under "-- Hedging Transactions -- Financial Futures Transactions and Options," are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund's stockholders. The Fund is also authorized to invest in indexed and inverse floating obligations for hedging purposes and to enhance income.

     Certain Municipal Bonds may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Board of Directors of the Fund and the Investment Adviser will take into account, in assessing the quality of such bonds, both the creditworthiness of the issuer of such bonds and the creditworthiness of the financial institution that provides the credit enhancement.

     The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for Federal income tax purposes and that is exempt from New York State and New York City personal income taxes, if applicable ("Non-Municipal Tax Exempt Securities"). Non-Municipal Tax Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund's investment restrictions and applicable law. Non-Municipal Tax Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. While the Fund receives opinions of legal counsel to the effect that the income from the Non-Municipal Tax Exempt Securities in which the Fund invests is excludable from gross income for Federal income tax purposes and is exempt from New York State and New York City personal income taxes, if applicable, to the same extent as the underlying municipal securities, the Internal Revenue Service ("IRS") has not issued a ruling on this subject. Were the IRS to issue an adverse ruling or take an adverse position with respect to the taxation of these types of securities, there is a risk that the interest paid on such securities would be deemed taxable for Federal income tax purposes and for New York State and New York City personal income tax purposes.

     The Fund ordinarily does not intend to realize significant investment income not excludable from gross income for Federal income tax purposes or not exempt from New York State or New York City personal income taxes. From time to time, the Fund may realize taxable capital gains.

     Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

Risk Factors and Special Considerations Relating to New York Municipal Bonds

     New York State, New York City and other New York public bodies have sometimes encountered financial difficulties of a type that could have an adverse effect on the performance of the Fund. In addition to the risks associated with the national economic forecast, there are specific risks to the State economy. Chief among them is a more prolonged downturn in the financial sector than is currently projected, producing sharper declines in both employment and compensation. Moreover, significant numbers of business relocations out of the State could imply slower job and income growth as well. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, a stronger demand for financial market service, fueling a rebound in income growth in that sector. Historically, declines in the stock market are followed by declines in personal income tax payments as tax-liability associated with market transactions declines. See Appendix A "Economic and Other Conditions in New York."

Risk Factors and Special Considerations Relating to Municipal Bonds

     The risks and special considerations involved in investment in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-Municipal Tax Exempt Securities may present similar risks, depending on the particular product. Certain instruments in which the Fund may invest may be characterized as derivative instruments. See "-- Description of Municipal Bonds" and "-- Hedging Transactions -- Financial Futures Transactions and Options."

     The value of Municipal Bonds generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation, including legislation or litigation that changes the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. Municipal bankruptcies are rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to Municipal Bond issuers could produce varying results among the states or among Municipal Bond issuers within a state. These uncertainties could have a significant impact on the prices of the Municipal Bonds in which the Fund invests.

Description of Municipal Bonds

     Set forth below is a detailed description of the Municipal Bonds and the Temporary Investments in which the Fund may invest. Information with respect to ratings assigned to tax exempt obligations that the Fund may purchase is set forth in Appendix B -- "Description of Municipal Bond Ratings" to this prospectus. Obligations are included within the term New York Municipal Bonds if the interest paid thereon is, in the opinion of bond counsel to the issuer, excludable from gross income for Federal income tax purposes and exempt from New York State and New York City personal income taxes. Obligations are included within the term Municipal Bonds if the interest paid thereon is excludable from gross income for Federal income tax purposes in the opinion of bond counsel to the issuer. Unless otherwise noted, references to "Municipal Bonds" shall also include "New York Municipal Bonds."

     Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Other types of PABs, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds, which latter category includes PABs.

     The Fund has not established any limit on the percentage of its portfolio that may be invested in PABs. The Fund's common stock may not be a suitable investment for investors who are already subject to the Federal alternative minimum tax or who would become subject to the Federal alternative minimum tax as a result of an investment in the Fund's common stock. See "Taxes."

     General Obligation Bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity's creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state's industrial or economic base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and, the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state's or entity's control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer's maintenance of its tax base.

     Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue sources such as payments from the user of the facility being financed. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

     PABs. The Fund may purchase PABs. PABs are, in most cases, tax exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity's dependence on revenues for the operation of the particular facility being financed.

     Moral Obligation Bonds. The Fund also may invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

     Municipal Lease Obligations. Also included within the general category of Municipal Bonds are certificates of participation ("COPs") issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult and the value of the property may be insufficient to issue lease obligations. Certain investments in lease obligations may be illiquid.

     Indexed and Inverse Floating Rate Securities. The Fund may invest in Municipal Bonds (and Non-Municipal Tax Exempt Securities) that yield a return based on a particular index of value or interest rates. For example, the Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of the index. To the extent the Fund invests in these types of Municipal Bonds, the Fund's return on such bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on Municipal Bonds may also be based on relative changes among particular indices. Also, the Fund may invest in so called "inverse floating obligations" or "residual interest bonds" on which the interest rates vary inversely with a short term floating rate (which may be reset periodically by a Dutch auction, a remarketing agent, or by reference to a short term tax exempt interest rate index). The Fund may purchase synthetically created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when short term interest rates increase, and will increase when short term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed rate long term tax exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate tax exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid.

     When Issued Securities, Delayed Delivery Securities and Forward Commitments. The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis. The Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment and the value of the securities will thereafter be reflected in the Fund's net asset value. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

     There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. A default by a counterparty may result in the Fund missing the opportunity of obtaining a price considered to be advantageous. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

     Call Rights. The Fund may purchase the right of an issuer of a Municipal Bond to call all or a portion of such Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid.

     "High Yield" or "Junk" Bonds. The Fund may invest up to 25% of its total assets in New York Municipal Bonds and Municipal Bonds that are rated below Baa by Moody's or below BBB by S&P or Fitch or are unrated securities that are considered by the Investment Adviser to possess similar credit characteristics. See Appendix B "Description of Municipal Bond Ratings" to this prospectus for additional information regarding ratings of debt securities. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that are considered by the Investment Adviser to possess similar credit characteristics. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include the following:

     o Junk bonds may be issued by less creditworthy issuers. These securities are vulnerable to adverse changes in the issuer's industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

     o The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial difficulties, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.

     o Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

     o Junk bonds frequently have call or redemption features that permit an issuer to repurchase the security from the Fund before it matures. If an issuer redeems the junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

     o Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

     o Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market.

     The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

     Yields. Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

Hedging Transactions

     The Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the net asset value of the Fund's shares will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. The Fund has no obligation to enter into hedging transactions and may choose not to do so.

     Financial Futures Transactions and Options. The Fund is authorized to purchase and sell certain exchange traded financial futures contracts ("financial futures contracts") in order to hedge its investments in Municipal Bonds against declines in value, to hedge against increases in the cost of securities it intends to purchase or to seek to enhance the Fund's income. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Fund's investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, the Fund may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

     Distributions, if any, of net long term capital gains from certain transactions in futures or options are taxable at long term capital gains rates for Federal income tax purposes. See "Taxes."

     Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

     The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

     The Fund deals in financial futures contracts based on a long term municipal bond index developed by the Chicago Board of Trade ("CBT") and The Bond Buyer (the "Municipal Bond Index"). The Municipal Bond Index is comprised of 40 tax exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody's or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

     The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

     The Fund may also purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government securities, currently there are financial futures contracts based on long term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association ("GNMA") Certificates and three-month U.S. Treasury bills. The Fund may purchase and write call and put options on futures contracts on U.S. Government securities and purchase and sell Municipal Bond Index futures contracts in connection with its hedging strategies.

     The Fund also may engage in other futures contracts transactions such as futures contracts on other municipal bond indices that may become available if the Investment Adviser should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which the Fund invests to make such hedging appropriate.

     Futures Strategies. The Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments in Municipal Bonds resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling such Municipal Bonds and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Fund's portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments in Municipal Bonds. As such values decline, the value of the Fund's positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's Municipal Bond investments that are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of Municipal Bonds. In addition, the ability of the Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Fund. Employing futures as a hedge also may permit the Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

     When the Fund intends to purchase Municipal Bonds, the Fund may purchase futures contracts as a hedge against any increase in the cost of such Municipal Bonds resulting from a decrease in interest rates or otherwise, that may occur before such purchases can be effected. Subject to the degree of correlation between the Municipal Bonds and the futures contracts, subsequent increases in the cost of Municipal Bonds should be reflected in the value of the futures held by the Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

     Call Options on Futures Contracts. The Fund may also purchase and sell exchange traded call and put options on financial futures contracts. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Fund will purchase a call option on a futures contract to hedge against a market advance when the Fund is not fully invested.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

     Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

     The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of Municipal Bonds which the Fund intends to purchase.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

     Under regulations of the CFTC, the futures trading activity described herein will not result in the Fund being deemed a "commodity pool" and the Fund need not be operated by a person registered with the CFTC as a "commodity pool operator."

     When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., high grade commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts, thereby ensuring that the use of such futures contract is unleveraged. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

     Risk Factors in Futures Transactions and Options. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, the Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

     The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by the Fund. As a result, the Fund's ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Bonds held by the Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund's investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Bonds held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Bonds held by the Fund may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

     The Fund expects to liquidate a majority of the futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge effectively its investments in Municipal Bonds. The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. The Fund will enter into a futures position only if, in the judgment of the Investment Adviser, there appears to be an actively traded secondary market for such futures contracts.

     The successful use of transactions in futures and related options also depends on the ability of the Investment Adviser to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

     Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a financial futures contract. Because the Fund will engage in the purchase and sale of futures contracts for hedging purposes or to seek to enhance the Fund's return, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Fund or decreases in the price of securities the Fund intends to acquire.

     The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

                           OTHER INVESTMENT POLICIES

     The Fund has adopted certain other policies as set forth below.

Temporary Investments

     The Fund may invest in short term tax exempt and taxable securities subject to the limitations set forth above. The tax exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short term unsecured promissory notes generally issued to finance short term credit needs. The taxable money market securities in which the Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers' acceptances, short term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. The Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation ("FDIC"), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

Interest Rate Swap Transactions

     In order to seek to hedge the value of the Fund against interest rate fluctuations, to hedge against increases in the Fund's costs associated with the dividend payments on the preferred stock or to seek to enhance the Fund's return, the Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps ("MMD Swaps") or Bond Market Association Municipal Swap Index swaps ("BMA Swaps"). To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may enter into these transactions primarily as a hedge or for duration or risk management rather than as a speculative investment. However, the Fund also may invest in MMD Swaps and BMA Swaps to seek to enhance return or gain or to increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

     The Fund may purchase and sell BMA Swaps in the BMA swap market. In a BMA Swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the Bond Market Association Municipal Swap Index). Because the underlying index is a tax exempt index, BMA Swaps may reduce cross-market risks incurred by the Fund and increase the Fund's ability to hedge effectively. BMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a BMA Swap is approximately equal to the duration of a fixed rate Municipal Bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

     The Fund also may purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, the Fund can create a synthetic long or short position, allowing the Fund to select the most attractive part of the yield curve. An MMD Swap is a contract between the Fund and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Fund buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

     In connection with investments in BMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by the Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund's performance.

     The Fund has no obligation to enter into BMA or MMD Swaps and may not do so. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and the Fund will segregate liquid securities having an aggregate net asset value at least equal to the accrued excess.

Credit Default Swap Agreements

     The Fund may enter into credit default swap agreements for hedging purposes or to seek to enhance its return. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

     Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into credit default swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). The Fund will at all times segregate with its custodian in connection with each such transaction unencumbered liquid securities or cash with a value at least equal to the Fund's exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund's portfolio. Such segregation will not limit the Fund's exposure to loss.

VRDOs and Participating VRDOs

     VRDOs are tax exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Fund may invest in all types of tax exempt instruments currently outstanding or to be issued in the future which satisfy its short term maturity and quality standards.

     Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days' notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. The Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. The Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax exempt obligations as long as the Fund does not invest more than 20% of its total assets in such investments and certain other conditions are met. It is contemplated that the Fund will not invest more than 20% of its assets in Participating VRDOs.

     VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. The Directors may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of such VRDOs. The Directors, however, will retain sufficient oversight and will be ultimately responsible for such determinations.

     The Temporary Investments, VRDOs and Participating VRDOs in which the Fund may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody's), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Investment Adviser. In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Investment Adviser, market conditions warrant.

Repurchase Agreements

     The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer or an affiliate thereof, in U.S. Government securities. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In a repurchase agreement, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

     In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold." Therefore, amounts earned under such agreements will not be considered tax exempt interest. The treatment of purchase and sales contracts is less certain.

Short Sales

     The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to seek to enhance return.

     When the Fund makes a short sale, it must borrow the security sold short and deliver collateral to the broker-dealer through which it made the short sale to cover its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

     The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash or liquid securities similar to those borrowed. The Fund also will be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

     The Fund also may make short sales "against the box." These transactions will involve either short sales of securities retained in the Fund's portfolio or securities which it has the right to acquire without the payment of further consideration.

Investment in Other Investment Companies

     The Fund may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in securities of any investment company. The Fund has received an exemptive order from the Commission permitting it to invest in affiliated registered money market funds and in an affiliated private investment company without regard to such limitations, provided however, that in all cases the Fund's aggregate investment of cash in shares of such investment companies shall not exceed 25% of the Fund's total assets at any time. If the Fund acquires shares in investment companies, stockholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

Borrowings

     The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Fund is authorized to borrow moneys in amounts of up to 33-1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common stock pursuant to tender offers or otherwise, to redeem or repurchase shares of preferred stock, or for temporary, extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities. Borrowings by the Fund (commonly known, as with the issuance of preferred stock, as "leveraging") create an opportunity for greater total return since, for example, the Fund will not be required to sell portfolio securities to repurchase or redeem shares but, at the same time, increase exposure to capital risk. See "Risks and Special Considerations of Leverage." In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

                 RISKS AND SPECIAL CONSIDERATIONS OF LEVERAGE

Effects of Leverage

     The Fund currently intends to issue preferred stock within approximately three months after the completion of this offering. Under current market conditions it is anticipated that the preferred stock will represent approximately 35% of the Fund's total capital, including the capital raised by issuing the preferred stock, or approximately 54% of the Fund's common stock equity. There can be no assurance, however, that preferred stock will actually be issued or if issued what percentage of the Fund's capital it will represent. Issuing the preferred stock will result in the leveraging of the common stock. Although the Fund's Board of Directors has not yet determined the terms of the preferred stock offering, the Fund anticipates that the preferred stock will pay dividends that will be adjusted over either relatively short term periods (generally seven or 28 days) or medium term periods (up to five years). The dividend rate will be based upon prevailing interest rates for debt obligations of comparable maturity. The proceeds of the preferred stock offering will be invested in accordance with the Fund's investment objective. The expenses of the preferred stock, which will be borne by the Fund, will reduce the net asset value of the common stock. Additionally, under certain circumstances, when the Fund is required to allocate taxable income to holders of preferred stock, the Fund anticipates that the terms of the preferred stock will require the Fund to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from such allocation (an "Additional Distribution"). Because under normal market conditions, obligations with longer maturities produce higher yields than short term and medium term obligations, the yield spread inherent in the difference between the short term and medium term rates (and any Additional Distribution) paid by the Fund as dividends on the preferred stock and the generally longer term rates received by the Fund on its portfolio securities may provide holders of common stock with a potentially higher yield.

     The Fund also may borrow money as discussed under "Other Investment Policies -- Borrowings."

     The use of leverage, however, involves certain risks to the holders of common stock. For example, issuance of the preferred stock may result in higher volatility of the Fund's yield, net asset value and in the market price of the Fund's common stock. In addition, changes in short term, medium term and long term rates and their relationship to each other, could negatively impact the Fund's yield, net asset value and market price of the Fund's common stock. Leverage will allow holders of common stock to realize a higher current yield or return than if the Fund were not leveraged as long as the Fund, while accounting for its costs and operating expenses, is able to earn higher income or return on its investment portfolio than the then current dividend rate paid on (and any Additional Distribution) the preferred stock. Similarly, since a pro rata portion of the Fund's net realized capital gains are generally payable to holders of common stock, the effect of leverage may be to increase the amount of such gains distributed to holders of common stock. However, short term, medium term and long term interest rates change from time to time, as do their relationships to each other (i.e., the slope of the yield curve), depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in any or all of such factors could cause the relationship between short term, medium term and long term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short term and medium term rates may substantially increase relative to the long term obligations in which the Fund may be invested. If short term rates were to rise relative to long term rates, the incremental yield pickup on the common stock as a result of leverage will be reduced or eliminated completely. To the extent that the current dividend rate (and any Additional Distribution) paid on the preferred stock approaches the yield or return on the Fund's investment portfolio, the benefit of leverage to holders of common stock will be decreased. If the current dividend rate (and any Additional Distribution) paid on the preferred stock were to exceed the yield or return on the Fund's portfolio, holders of common stock would receive a lower yield or return than if the Fund were not leveraged. If long term rates rise, the value of the Fund's investments (including assets obtained from leverage) may decline. Since both the cost of issuing the preferred stock and any decline in the value of the Fund's investments (including investments purchased with the proceeds from any preferred stock offering) will be borne entirely by holders of common stock, the effect of leverage in a declining market would result in a greater decrease in the Fund's net asset value and possibly the market price of the common stock than if the Fund were not leveraged. If the Fund is liquidated, holders of preferred stock will be entitled to receive liquidating distributions before any distribution is made to holders of common stock.

     In an extreme case, a decline in net asset value could affect the Fund's ability to pay dividends on the common stock. Failure to make such dividend payments could adversely affect the Fund's qualification as a regulated investment company under the Federal tax laws. See "Taxes." However, the Fund intends to take all measures necessary to make common stock dividend payments. If the Fund's current investment income is ever insufficient to meet dividend payments on either the common stock or the preferred stock, the Fund may have to liquidate certain of its investments. In addition, the Fund will have the authority to redeem the preferred stock for any reason and may redeem all or some of the preferred stock under the following circumstances:

     o if the asset coverage for the preferred stock declines below 200%, or

     o in order to maintain the asset coverage guidelines established by the nationally recognized statistical rating organization(s) ("NRSRO(s)") that have rated the preferred stock.

     Redemption of the preferred stock or insufficient investment income to make dividend payments may reduce the net asset value of the common stock and require the Fund to liquidate a portion of its investments at a time when it may be disadvantageous to do so.

     As discussed under "Investment Advisory and Management Arrangements," during periods when the Fund has preferred stock outstanding, the fees paid the Investment Adviser for investment advisory and management services will be higher than if the Fund did not issue preferred stock because the fees paid will be calculated on the basis of the aggregate of: (i) the Fund's average daily net assets, (including any proceeds from the sale of preferred stock), and (ii) the proceeds of any outstanding borrowings used for leverage.

     Assuming the use of leverage by issuing preferred stock (paying dividends at a rate that generally will be adjusted every 7 days) in an amount representing approximately 35% of the Fund's total capital, including the capital raised by issuing the preferred stock, or approximately 54% of the Fund's common stock equity, at an annual dividend rate of __% payable on such preferred stock based on market rates as of a recent date, the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such dividend payments would be __%.

     The following table is designed to illustrate the effect on the return to a holder of common stock of the leverage obtained by the issuance of preferred stock representing approximately 35% of the Fund's total capital, including the capital raised by issuing the preferred stock, or approximately 54% of the Fund's common stock equity, assuming hypothetical annual returns on the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to stockholders when portfolio return is positive and decreases the return when portfolio return is negative. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.


     Assumed Portfolio Return (net of expenses)..............      (10)%     (5)%       0%      5%      10%
     Corresponding Common Stock Return.......................     (   )%   (   )%        %       %        %


     Leveraging the common stock cannot be fully achieved until preferred stock is issued and the proceeds of such offering have been invested in accordance with the Fund's investment objective and policies.

Portfolio Management and Other Considerations

     If short term or medium term rates increase or other changes in market conditions occur to the point where the Fund's leverage could adversely affect holders of common stock as noted above (or in anticipation of such changes), the Fund may attempt to shorten the average maturity or duration of its investment portfolio in order to offset the negative impact of leverage. The Fund also may attempt to reduce the degree to which it is leveraged by redeeming preferred stock pursuant to the Fund's Articles Supplementary, which establish the rights and preferences of the preferred stock, or otherwise by purchasing shares of preferred stock. Purchases and redemptions of preferred stock, whether on the open market or in negotiated transactions, are subject to limitations under the 1940 Act. In determining whether or not it is in the best interest of the Fund and its stockholders to redeem or repurchase outstanding preferred stock, the Board of Directors will take into account a variety of factors, including the following:

     o    market conditions;

     o    the ratio of preferred stock to common stock; and

     o    the expenses associated with such redemption or repurchase.

     If market conditions subsequently change, the Fund may sell previously unissued shares of preferred stock or shares of preferred stock that the Fund had issued but later repurchased or redeemed. The Fund will incur additional expenses in connection with the subsequent registration and sale of preferred stock.

     The Fund intends to apply for ratings of the preferred stock from one or more NRSRO(s). In order to obtain these ratings, the Fund may be required to maintain portfolio holdings that meet the specified guidelines of such organizations. These guidelines may impose asset coverage requirements that are more stringent than those imposed by the 1940 Act. The Fund does not anticipate that these guidelines will impede the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies. Ratings on preferred stock issued by the Fund should not be confused with ratings on the obligations held by the Fund.

     Under the 1940 Act, the Fund is not permitted to issue shares of preferred stock unless immediately after such issuance the Fund has an asset coverage of at least 200% of the liquidation value of the outstanding preferred stock (expected to equal the original purchase price of the outstanding shares of preferred stock plus any accumulated and unpaid dividends thereon and any accumulated and unpaid Additional Distribution). In addition, the Fund is not permitted to declare any dividend (except a dividend payable in common stock of the Fund) or other distribution on its common stock unless, at the time of such declaration, the Fund has an asset coverage (determined after deducting the amount of such dividend or distribution) of at least 200% of the liquidation value of the outstanding preferred stock. Under the Fund's proposed capital structure, assuming the sale of shares of preferred stock representing approximately 35% of the Fund's total capital, including the capital raised by issuing the preferred stock, or approximately 54% of the Fund's common stock equity, the Fund asset coverage immediately after the issuance of the preferred stock is expected to be approximately 286% of the liquidation value of the Fund's preferred stock. To the extent possible, the Fund intends to purchase or redeem shares of preferred stock from time to time to maintain asset coverage of preferred stock of at least 200%.

     The Fund may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

                            INVESTMENT RESTRICTIONS

     The following are fundamental investment restrictions of the Fund and, prior to issuance of any preferred stock, may not be changed without the approval of the holders of a majority of the Fund's outstanding shares of common stock (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or
(ii) more than 50% of the outstanding shares). Subsequent to the issuance of a class of preferred stock, the following investment restrictions may not be changed without the approval of a majority of the outstanding shares of common stock and of preferred stock, voting together as a class, and the approval of a majority of the outstanding shares of preferred stock, voting separately as a class. The Fund may not:

          1. Make investments for the purpose of exercising control or management.

          2. Purchase or sell real estate, commodities or commodity contracts; except that to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

          3. Issue senior securities or borrow money except as permitted by
     Section 18 of the 1940 Act.

          4. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

          5. Make loans to other persons, except (i) the Fund shall not be deemed to be making a loan to the extent that the Fund purchases New York Municipal Bonds, Municipal Bonds or other debt instruments or enters into repurchase agreements or any similar instruments and (ii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with the guidelines set forth in this prospectus.

          6. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in a single industry; provided that, for purposes of this restriction, tax exempt securities of issuers that are states, municipalities or their political subdivisions are not considered to be the securities of issuers in any single industry.

     Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors without stockholder approval, provide that the Fund may not:

          a. Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law. Applicable law currently prohibits the Fund from purchasing the securities of other investment companies except if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities and provided that the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company.

          b. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (3) above or except as may be necessary in connection with transactions described under "Other Investment Policies."

          c. Purchase any securities on margin, except that the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

     If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

     The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in securities of a single issuer. As a nondiversified fund, the Fund's investments are limited, however, in order to allow the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes." To qualify, the Fund complies with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of this restriction, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Board of Directors of the Fund to the extent necessary to comply with changes in the Federal tax requirements. A fund that elects to be classified as "diversified" under the 1940 Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.

     The Investment Adviser of the Fund and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") are owned and controlled by Merrill Lynch & Co., Inc. ("ML & Co."). Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. See "Portfolio Transactions."

                            DIRECTORS AND OFFICERS

     The Directors of the Fund consist of __ individuals, __ of whom are not "interested persons" of the Fund as defined in the 1940 Act (the
"non-interested Directors"). The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

     Each non-interested Director is a member of the Fund's Audit Committee (the "Audit Committee"). The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Fund's independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Audit Committee's responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Fund; (ii) discuss with the independent accountants certain matters relating to the Fund's financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund's independent accountants and recommend that the Board of Directors take appropriate action in response thereto to satisfy itself of the independent accountants' independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of the Fund's accounting and financial reporting policies and practices and internal controls and Fund management's responses thereto. The Board of Directors of the Fund has adopted a written charter for the Audit Committee. The Audit Committee has retained independent legal counsel to assist it in connection with these duties. The Audit Committee has met ________ since the incorporation of the Fund.

     Each non-interested Director is also a member of the Fund's Nominating Committee (the "Nominating Committee"). The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as non-interested Directors of the Fund and to recommend its nominees for consideration by the full Board. While the Nominating Committee is solely responsible for the selection and nomination of the Fund's non-interested Directors, the Nominating Committee may consider nominations for the office of the Director made by Fund stockholders as it deems appropriate. Fund stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee has not met since the incorporation of the Fund.

Biographical Information

     Certain biographical and other information relating to the non-interested Directors of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Investment Adviser, Merrill Lynch Investment Managers, L.P. ("MLIM") or their affiliates ("MLIM/FAM-advised funds") and other public directorships.


                                                                                       Number of
                                             Term of                                    MLIM/FAM-
                           Position(s)    Office** and                                Advised Funds
                           Held with       Length of      Principal Occupation(s)     and Portfolios       Public
 Name, Address* and Age     the Fund      Time Served     During Past Five Years        Overseen        Directorships
------------------------  ------------    ------------    -----------------------     --------------    -------------



                         [TO BE PROVIDED BY AMENDMENT]

----------

* The address of each non-interested Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
** Each Director serves until his or her successor is elected and qualified, until December 31 of the year in which he or she turns 72, or until his or her death, resignation, or removal as provided in the Fund's by-laws or charter or by statute.


     Certain biographical and other information relating to the Director who is an "interested person" of the Fund as defined in the 1940 Act (the "interested Director") and the other officers of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in MLIM/FAM-advised funds and public directorships held.


                                                                                      Number of
                                          Term of                                      MLIM/FAM-
                           Position(s)    Office**                                  Advised Funds
                           Held with   and Length of    Principal Occupation(s)      and Portfolios      Public
 Name, Address* and Age     the Fund    Time Served      During Past Five Years         Overseen      Directorships
------------------------   ----------- --------------   -----------------------     ----------------  -------------

Terry K. Glenn*** (63)     President   President and   President of the             ___ registered     None
                           and         Director****    MLIM/FAM-advised funds;      investment
                           Director    since 2004      Chairman (Americas           companies
                                                       Region) of MLIM from 2000    consisting of
                                                       to 2002; Executive Vice      ___ portfolios
                                                       President of MLIM and FAM
                                                       (which terms as used
                                                       herein include their
                                                       corporate predecessors)
                                                       from 1983 to 2002;
                                                       President of FAM
                                                       Distributors, Inc.
                                                       ("FAMD") from 1986 to
                                                       2002 and Director thereof
                                                       from 1991 to 2002;
                                                       Executive Vice President
                                                       and Director of Princeton
                                                       Services, Inc.
                                                       ("Princeton Services")
                                                       from 1993 to 2002;
                                                       President of Princeton
                                                       Administrators, L.P. from
                                                       1988 to 2002; and
                                                       Director of Financial
                                                       Data Services, Inc. from
                                                       1985 to 2002.

Donald C. Burke (43)       Vice        Vice            First Vice President of      ___ registered     None
                           President   President and   MLIM and FAM since 1997      investment
                           and         Treasurer       and Treasurer thereof        companies
                           Treasurer   since 2004      since 1999; Senior Vice      consisting of
                                                       President and Treasurer      ___ portfolios
                                                       of Princeton Services
                                                       since 1999; Vice
                                                       President of FAMD since
                                                       1999; Vice President of
                                                       MLIM and FAM from 1990 to
                                                       1997; Director of
                                                       Taxation of MLIM since
                                                       1990.

         (     )           Vice        Vice                                                            None
  ------- -----            President   President and    ----------------            _____ registered
                           and         Co-Portfolio                                 investment
                           Co-         Manager since                                companies
                           Portfolio   2004                                         consisting of
                           Manager                                                  ____ portfolios


                                      38

                                                                                      Number of
                                          Term of                                      MLIM/FAM-
                           Position(s)    Office**                                  Advised Funds
                           Held with   and Length of    Principal Occupation(s)      and Portfolios      Public
 Name, Address* and Age     the Fund    Time Served      During Past Five Years         Overseen      Directorships
------------------------   ----------- --------------   -----------------------     ----------------  -------------

Alice A. Pellegrino        Secretary   Secretary       Director (Legal Advisory)    ___ registered     None
                                       since 2004      of MLIM since 2002; Vice     investment
                                                       President of MLIM from       companies
                                                       1999 to 2002; Attorney       consisting of
                                                       associated with MLIM         ___ portfolios
                                                       since 1997


------------
   * The address of each officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.
  ** Elected by and serves at the pleasure of the Board of Directors of the Fund.
 *** Mr. Glenn is an "interested person," as defined in the 1940 Act, of the Fund based on his current and former positions with the Investment Adviser, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P.
**** As Director, Mr. Glenn serves until his successor is elected and qualified, until December 31 of the year in which he turns 72, or until his death, resignation, or removal as provided in the Fund's by-laws or charter or by statute.

     In the event that the Fund issues preferred stock, holders of shares of preferred stock, voting as a separate class, will be entitled to elect two of the Fund's Directors, and the remaining Directors will be elected by all holders of capital stock, voting as a single class. See "Description of Capital Stock."

Share Ownership

     Information relating to each Director's share ownership in the Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Director ("Supervised Merrill Lynch Funds") as of December 31, 2003 is set forth in the chart below.


                                                                                          Aggregate Dollar Range
                                               Aggregate Dollar Range                   of Securities in Supervised
Name                                           of Equity in the Fund                       Merrill Lynch Funds*
----                                     ------------------------------------         ---------------------------------
Interested Directors:
                                           [TO BE PROVIDED BY AMENDMENT]
Non-interested Directors:
                                           [TO BE PROVIDED BY AMENDMENT]


     As of the date of this prospectus, the Investment Adviser owned all of the outstanding shares of common stock of the Fund; none of the Directors and officers of the Fund owned outstanding shares of the Fund. As of the date of this prospectus, none of the non-interested Directors of the Fund nor any of their immediate family members owned beneficially or of record any securities in ML & Co.

Compensation of Directors

     Pursuant to its investment advisory agreement with the Fund (the "Investment Advisory Agreement"), the Investment Adviser pays all compensation of officers and employees of the Fund as well as the fees of all Directors of the Fund who are affiliated persons of ML & Co. or its subsidiaries as well as such Directors' actual out-of-pocket expenses relating to attendance at meetings.

     The Fund pays each non-interested Director a combined fee for services on the Board and the Committee of $__ per year, $__ per in person Board meeting attended and $__ per in person Committee meeting attended. The Fund pays the Chairman of the Committee an additional fee of $__ per year. The Fund reimburses each non-interested Director for his or her out-of-pocket expenses relating to attendance at Board and Committee meetings.

     The following table sets forth the estimated compensation to be paid by the Fund to the non-interested Directors projected through the end of the Fund's first full fiscal year and the aggregate compensation paid to them from all registered MLIM/FAM-advised funds for the calendar year ended December 31, 2003.


                                                                       Pension or
                                                                       Retirement                     Aggregate
                                                                        Benefits      Estimated      Compensation
                                                                        Accrued         Annual       From Fund and
                                         Position    Compensation      as Part of    Benefits Upon   other MLIM/FAM-
Name of Director                        with Fund      from Fund      Fund Expense    Retirement      Advised Funds
------------------------------------  -------------  -------------  --------------- ---------------  ---------------


                                            [TO BE PROVIDED BY AMENDMENT]
---------
* Chairman of the Committee.


                INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

     The Investment Adviser, which is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch, provides the Fund with investment advisory and administrative services. The Investment Adviser acts as the investment adviser to more than 100 registered investment companies and offers investment advisory services to individuals and institutional accounts. As of June 2004, the Investment Adviser and its affiliates, including MLIM, had a total of approximately $488 billion in investment company and other portfolio assets under management, including approximately $249 billion in fixed income assets. This amount includes assets managed by certain affiliates of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. The principal business address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

     The Investment Advisory Agreement provides that, subject to the direction of the Fund's Board of Directors, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors.

     The portfolio manager primarily responsible for the Fund's day-to-day management is _________. _________ has been a ___________ of the Investment Adviser since __________ and has _______ years of experience investing in Municipal Bonds. The Fund's portfolio manager will consider analyses from various sources, make the necessary investment decisions, and place orders for transactions accordingly. The Fund is also assisted by __ research analysts with an average of __ years of experience. The Investment Adviser will also be responsible for the performance of certain management services for the Fund.

     For its services, the Fund pays the Investment Adviser a monthly fee at the annual rate of __% of an aggregate of: (i) the Fund's average daily net assets, and (ii) the proceeds of any outstanding borrowings used for leverage ("average daily net assets" means the average daily value of the total assets of the Fund, including the amount obtained from leverage and any proceeds from the issuance of preferred stock, minus the sum of (i) accrued liabilities of the Fund, (ii) any accrued and unpaid interest on outstanding borrowings and
(iii) accumulated dividends on shares of preferred stock). For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Fund for each day during the month. It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining the Fund's average daily net assets.

     The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of preparing, printing and mailing proxies, listing fees, stock certificates and stockholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, Commission fees, fees and expenses of non-interested Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Certain accounting services are provided to the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the costs of these services. In addition, the Fund will reimburse the Investment Adviser for certain additional accounting services.

     Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the 1940
Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the stockholders of the Fund.

     In connection with the Board of Director's consideration of the Investment Advisory Agreement, the Board reviewed information derived from a number of sources and covering a range of issues relating to, among other things, alternatives to the Investment Advisory Agreement.

                         [TO BE PROVIDED BY AMENDMENT]

Code of Ethics

     The Fund's Board of Directors approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Fund and the Investment Adviser. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

Proxy Voting Procedures

     The Fund's Board of Directors has delegated to the Investment Adviser authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including the Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of the Fund and its stockholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Fund, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

     In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to fulltime employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including the Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

     The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for the Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with the Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

     To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the 1940 Act.

     The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of the Fund.

     From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

     In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties.

     In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in the Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

     The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

     o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than stockholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of stockholders and oversee management of the corporation in a manner that will seek to maximize stockholder value over time. In individual cases, the Committee may look at a nominee's history of representing stockholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

     o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of stockholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing stockholder interests as auditor of other companies, to the extent the Committee deems relevant.

     o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than stockholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

     o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common stockholders and oppose requests that appear to be unreasonably dilutive.

     o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

     o Routine proposals related to requests regarding the formalities of corporate meetings.

     o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its stockholders) is best positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by stockholders.

     o Proposals related to limiting corporate conduct in some manner that relates to the stockholder's environmental or social concerns. The Committee generally believes that annual stockholder meetings are inappropriate forums for discussion of larger social issues, and opposes stockholder resolutions "micro-managing" corporate conduct or requesting release of information that would not help a stockholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of stockholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

                            PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Directors, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Where possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm's general execution and operations facilities and the firm's risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available on any particular transaction.

     Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Investment Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expense of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Investment Adviser in servicing all of its accounts and such research might not be used by the Investment Adviser in connection with the Fund.

     The Fund invests in securities traded in the over-the-counter markets, and the Fund intends to deal directly with dealers who make markets in the securities involved, except in those circumstances where better execution is available elsewhere. Under the 1940 Act, except as permitted by exemptive order, persons affiliated with the Fund, including Merrill Lynch, are prohibited from dealing with the Fund as principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, the Fund does not deal with Merrill Lynch and its affiliates in connection with such principal transactions except that, pursuant to exemptive orders obtained by the Investment Adviser, the Fund may engage in principal transactions with Merrill Lynch in high quality, short term, tax exempt securities. See "Investment Restrictions." However, affiliated persons of the Fund, including Merrill Lynch, may serve as its brokers in certain over-the-counter transactions conducted on an agency basis. In addition, the Fund has received an exemptive order, under which it may purchase investment grade Municipal Bonds through group orders from an underwriting syndicate of which Merrill Lynch is a member subject to conditions set forth in such order (the "Group Order Exemptive Order"). A group order is an order for securities held in an underwriting syndicate for the account of all members of the syndicate, and in proportion to their respective participation in the syndicate.

     The Fund also may purchase tax exempt debt instruments in individually negotiated transactions with the issuers. Because an active trading market may not exist for such securities, the prices that the Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

     Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the 1940 Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Fund's Board of Directors has considered all factors deemed relevant and has made a determination not to seek such recapture at this time. The Board of Directors will reconsider this matter from time to time.

     The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, the Fund also has retained an affiliated entity of the Investment Adviser as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. That entity may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by that entity or in registered money market funds advised by the Investment Adviser or its affiliates.

     Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different investment objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by the Investment Adviser for the Fund or other funds for which it acts as investment adviser or for other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by the Investment Adviser (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

     Section 11(a) of the Securities Exchange Act of 1934 generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

Portfolio Turnover

     Generally, the Fund does not purchase securities for short term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such actions, for defensive or other reasons, appear advisable to the Investment Adviser. While it is not possible to predict turnover rates with any certainty, at present it is anticipated that the Fund's annual portfolio turnover rate, under normal market conditions, should be less than 100%. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund and also has certain tax consequences for stockholders.

                          DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to distribute dividends from its net investment income monthly to holders of common stock. It is expected that the Fund will commence paying dividends to holders of common stock within approximately 90 days of the date of this prospectus. From and after issuance of the preferred stock, monthly dividends to holders of common stock normally will consist of net investment income remaining after the payment of dividends (and any Additional Distributions) on the preferred stock. The Fund currently intends either to pay out less than the entire amount of net investment income earned in any particular period or pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of dividend distributions. As a result, the dividend paid by the Fund to holders of common stock for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to attempt to maintain a more stable level of distributions to stockholders and may choose not to do so. For Federal tax purposes, the Fund is required to distribute substantially all of its net investment income for each calendar year. All net realized capital gains, if any, will be distributed pro rata at least annually to holders of common stock and any preferred stock. While any shares of preferred stock are outstanding, the Fund may not declare any cash dividend or other distribution on its common stock, unless at the time of such declaration, (i) all accumulated preferred stock dividends, including any Additional Distribution, have been paid, and (ii) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred stock (expected to equal the original purchase price of the outstanding shares of preferred stock plus any accumulated and unpaid dividends thereon and any accumulated but unpaid Additional Distribution). If the Fund's ability to make distributions on its common stock is limited, such limitation could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for stockholders. See "Taxes."

     See "Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to holders of common stock may be automatically reinvested in shares of common stock of the Fund. Dividends and distributions may be taxable to stockholders under certain circumstances as discussed below, whether they are reinvested in shares of the Fund or received in cash.

     The yield on the Fund's common stock will vary from period to period depending on factors including, but not limited to, the length of the initial investment period, market conditions, the ability of the issuer of the portfolio securities to pay interest on such securities, the timing of the Fund's investment in portfolio securities, the securities comprising the Fund's portfolio, changes in tax exempt interest rates (which may not change to the same extent or in the same direction as taxable rates) including changes in the relationship between short term rates and long term rates, the amount and timing of the issuance of the Fund's preferred stock, the effects of preferred stock leverage on the common stock discussed above under "Risks and Special Considerations of Leverage," the timing of the investment of preferred stock proceeds in portfolio securities, the Fund's net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its shares and the yield for any given period is not an indication or representation of future yields on Fund shares.

                                     TAXES

General

     The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, in any taxable year in which it distributes at least 90% of its taxable net income and 90% of its tax exempt net income (see below), the Fund (but not its stockholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Fund intends to distribute substantially all of such income. If, in any taxable year, the Fund fails to qualify as a RIC under the Code, it would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. Federal income tax principles) to its stockholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate stockholders and the dividends-received deduction for corporate stockholders. However, the Fund's distributions derived from income on tax exempt obligations, as defined herein, would no longer qualify for treatment as exempt interest.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax exempt income of a RIC, such as the Fund, that pays exempt-interest dividends.

     The Fund will only purchase a Municipal Bond or Non-Municipal Tax-Exempt Security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for Federal income tax purposes and exempt from New York State and New York City personal income taxes, if applicable (i.e., "tax-exempt"). The Fund intends to qualify to pay "exempt-interest dividends" as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations that pay interest which is excludable from gross income for Federal income tax purposes ("tax exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to its stockholders. Exempt-interest dividends are dividends or any part thereof paid by the Fund that are attributable to interest on tax exempt obligations and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's stockholders within 60 days after the close of its taxable year. To the extent that the dividends distributed to the Fund's stockholders are derived from interest income exempt from tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they will be excludable from a stockholder's gross income for Federal tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security and railroad retirement benefits subject to Federal income taxes. Each stockholder is advised to consult a tax adviser with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if such stockholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of PABs, if any, held by the Fund.

     The portion of exempt-interest dividends equal to the portion which the Fund's interest on New York Municipal Bonds bears to all of the Fund's tax exempt interest (whether or not distributed) will be exempt from New York State and New York City personal income taxes. To the extent the Fund's distributions are derived from interest on taxable investments or from gain from the sale of investments or are attributable to the portion of the Fund's tax exempt interest that is not derived from New York Municipal Bonds, they will constitute taxable income for New York State and New York City personal income tax purposes. Capital gain dividends paid by the Fund are treated as capital gains which are taxed at ordinary income tax rates for New York State and New York City personal income tax purposes. Distributions paid to a corporate stockholder from investment income, including exempt-interest dividends, and capital gains of the Fund will be subject to New York State corporate franchise and New York City corporation income tax.

     To the extent that the Fund's distributions are derived from interest on its taxable investments or from an excess of net short term capital gains over net long term capital losses ("ordinary income dividends"), such distributions are considered taxable ordinary income for Federal income tax purposes and New York State and New York City personal income tax purposes. Distributions by the Fund, whether from exempt-interest income, ordinary income or capital gains, are not eligible for the dividends received deduction allowed to corporations under the Code or the reduced tax rate applicable to qualifying dividend income for non-corporate stockholders pursuant to recent legislation. Distributions, if any, from an excess of net long term capital gains over net short term capital losses derived from the sale of securities or from certain transactions in futures, options and swaps ("capital gain dividends") are taxable as long term capital gains for Federal income tax purposes, regardless of the length of time the stockholder has owned Fund shares and, for New York State and New York City personal income tax purposes, are treated as capital gains which are taxed at ordinary income tax rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its stockholders with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends.

     All or a portion of the Fund's gain from the sale or redemption of tax exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by stockholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). The sale or exchange of common stock normally will result in capital gain or loss to the holders of common stock who hold their shares as capital assets. Generally, a stockholder's gain or loss will be long term capital gain or loss if the shares have been held for more than one year.

     No loss will be allowed on the sale of common stock if the stockholder purchases other common stock of the Fund (whether through reinvestment or distributions or otherwise) or the stockholder acquires or enters into a contract or an option to acquire shares that are substantially identical to common stock of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such sale or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the stockholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long term capital loss to the extent of any capital gain dividends received by the stockholder.

     If you borrow money to buy the Fund's common stock, you may not be permitted to deduct the interest on that loan. Under Federal income tax rules, the Fund's common stock may be treated as having been bought with borrowed money even if the purchase of the Fund's common stock cannot be traced directly to borrowed money. Stockholders should consult their own tax advisers regarding the impact of an investment in common stock upon the deductibility of interest payable by the stockholder.

     Prior to purchasing the Fund's common stock, an investor should carefully consider the impact of dividends which are expected to be or have been declared, but not paid. Any dividend declared shortly after a purchase of the Fund's common stock prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend. If the Fund pays a dividend in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its stockholders on December 31 of the year in which such dividend was declared.

     The IRS has taken the position in a revenue ruling that if a RIC has two or more classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including exempt-interest income and net long term capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, when common stock and one or more series of preferred stock are outstanding, the Fund intends to designate distributions made to the classes as consisting of particular types of income in accordance with each class's proportionate share of such income. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends among the holders of common stock and any outstanding preferred stock in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law. Capital gain dividends will similarly be allocated among the classes in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law. When capital gain or other taxable income is allocated to holders of preferred stock pursuant to the allocation rules described above, the terms of the preferred stock may require the Fund to make an additional distribution to or otherwise compensate such holders for the tax liability resulting from such allocation.

     The Code subjects interest received on certain otherwise tax exempt securities to a Federal alternative minimum tax. The Federal alternative minimum tax applies to interest received on certain PABs issued after August 7, 1986. PABs are bonds that, although tax exempt, are used for purposes other than those performed by governmental units and that benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference" which could subject certain investors in such bonds, including stockholders of the Fund, to an increased Federal alternative minimum tax. The Fund intends to purchase such PABs and will report to stockholders within 60 days after calendar year-end the portion of its dividends declared during the year that constitutes an item of tax preference for Federal alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings," which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate stockholder may be required to pay a Federal alternative minimum tax on exempt-interest dividends paid by the Fund.

     The Fund may invest in instruments the return on which includes nontraditional features such as indexed principal or interest payments ("nontraditional instruments"). These instruments may be subject to special tax rules under which the Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such nontraditional instruments could be recharacterized as taxable ordinary income.

     The Fund may engage in interest rate and credit default swaps. The Federal income tax rules governing the taxation of swaps are not entirely clear and may require the Fund to treat payments received under such arrangements as ordinary income and to amortize payments made under certain circumstances. Because payments received by the Fund in connection with swap transactions will be taxable rather than tax exempt, they may result in increased taxable distributions to stockholders.

     Certain transactions entered into by the Fund are subject to complex Federal income tax provisions that may, among other things, (a) affect the character of gains and losses realized, (b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, and (c) accelerate the recognition of income. Operation of these tax rules could, therefore, affect the character, amount and timing of distributions and result in increased taxable distributions to stockholders. Special tax rules also will require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. The Fund intends to monitor its transactions, make appropriate tax elections and make appropriate entries in its books and records to lessen the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RICs under the Code.

     The Fund's ability to distribute dividends exempt from Federal income tax depends on the exclusion from gross income of the interest income that it receives on the securities in which it invests. The Fund will only purchase Municipal Bonds if they are accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of that security, that interest on such securities is excludable from gross income for Federal income tax purposes and is exempt from New York State and New York City personal income taxes, if applicable ("tax exemption opinion").

     Events occurring after the date of issuance of the Municipal Bonds and Non-Municipal Tax Exempt Securities in which the Fund invests, however, may cause the interest on such securities to be includable in gross income for Federal income tax purposes. For example, the Code establishes certain requirements, such as restrictions as to the investment of the proceeds of the issue, limitations as to the use of proceeds of such issue and the property financed by such proceeds, and the payment of certain excess earnings to the Federal government, that must be met after the issuance of securities for interest on such securities to remain excludable from gross income for Federal income tax purposes. The issuers and the conduit borrowers of the Municipal Bonds or Non-Municipal Tax Exempt Securities generally covenant to comply with such requirements, and the tax exemption opinion generally assumes continuing compliance with such requirements. Failure to comply with these continuing requirements, however, may cause the interest on such securities to be includable in gross income for Federal income tax purposes retroactive to their date of issue.

     In addition, the IRS has an ongoing enforcement program that involves the audit of tax exempt bonds to determine whether an issue of bonds satisfies all of the requirements that must be met for interest on such bonds to be excludable from gross income for Federal income tax purposes. From time to time, some of the securities held by the Fund may be the subject of such an audit by the IRS, and the IRS may determine that the interest on such securities is includable in gross income for Federal income tax purposes, either because the IRS has taken a legal position adverse to the conclusion reached by counsel to the issuer in the tax exemption opinion or as a result of an action taken or not taken after the date of issue of such obligation. If a Municipal Bond or Non-Municipal Tax Exempt Security in which the Fund invests is determined to pay taxable interest subsequent to the Fund's acquisition of such security, the IRS may demand that the Fund pay taxes on the affected interest income. If the Fund agrees to do so, the Fund's yield on its common stock could be adversely affected. A determination that interest on a security held by the Fund is includable in gross income for Federal or state income tax purposes retroactively to its date of issue may, likewise, cause a portion of prior distributions received by stockholders to be taxable to those shareholders in the year of receipt.

     If at any time when shares of preferred stock are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of common stock until the asset coverage is restored. See "Dividends and Distributions." This may prevent the Fund from distributing at least 90% of its net investment income and may, therefore, jeopardize the Fund's qualification for taxation as a RIC. If the Fund were to fail to qualify as a RIC, some or all of the distributions paid by the Fund would be fully taxable for Federal income tax purposes and New York State and New York City personal income tax purposes. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund, in its sole discretion, may redeem shares of preferred stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. There can be no assurance, however, that any such action would achieve such objectives.

     As noted above, the Fund must distribute annually at least 90% of its net taxable and tax exempt interest income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Some types of preferred stock that the Fund contemplates issuing may raise an issue as to whether distributions on such preferred stock are "preferential" under the Code and, therefore, not eligible for the dividends paid deduction. The Fund intends to issue preferred stock that counsel advises will not result in the payment of a preferential dividend. If the Fund ultimately relies solely on a legal opinion when it issues such preferred stock, there is no assurance that the Service would agree that dividends on the preferred stock are not preferential. If the Service successfully disallowed the dividends paid deduction for dividends on the preferred stock, the Fund could be disqualified as a RIC. In this case, dividends paid by the Fund would not be exempt from Federal income taxes. Additionally, the Fund would be subject to Federal income tax including the Federal alternative minimum tax.

     The value of shares acquired pursuant to the Fund's dividend reinvestment plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the dividend reinvestment plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all of the stockholders, including stockholders who do not participate in the dividend reinvestment plan. Thus, stockholders who do not participate in the dividend reinvestment plan, as well as dividend reinvestment plan participants, might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

     Under certain Code provisions, some taxpayers may be subject to a withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Backup withholding may also be required on distributions paid by the Fund, unless it reasonably estimates that at least 95% of its distributions during the taxable year are comprised of exempt-interest dividends. Generally, stockholders subject to backup withholding are those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a stockholder's Federal income tax liability; provided that the required information is timely forwarded to the IRS.

     The Fund is generally not an appropriate investment for retirement plans, other entities that are not subject to tax and foreign stockholders.

State and Local Taxes

     The exemption from Federal income tax for exempt-interest dividends does not necessarily result in an exemption for such dividends under the income or other tax laws of any state or local taxing authority. Stockholders are advised to consult their own tax advisers concerning state and local matters.

     In some states, the portion of any exempt-interest dividend that is derived from interest received by a RIC on its holdings of that state's securities and its political subdivisions and instrumentalities is exempt from that state's income tax. Therefore, the Fund will report annually to its stockholders the percentage of interest income earned by the Fund during the preceding year on tax-exempt obligations indicating, on a state-by-state basis, the source of such income.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations and New York State and New York City tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury Regulations promulgated thereunder and the applicable tax laws. The Code and the Treasury Regulations, as well as the New York State and New York City tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively. Such changes may have adverse tax consequences to Fund stockholders.

     Stockholders are urged to consult their tax advisers regarding specific questions as to Federal, state, local or foreign taxes.

                     AUTOMATIC DIVIDEND REINVESTMENT PLAN

     Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a stockholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by _____________________, as agent for stockholders in administering the Plan (the "Plan Agent"), in additional shares of common stock of the Fund. Stockholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they are eligible to participate in the Plan. Stockholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by _____________________, as dividend paying agent. Such stockholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to _____________________, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

     Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of common stock on the open market ("open-market purchases") on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

     In the event of a market discount on the dividend payment date, the Plan Agent has until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

     The Plan Agent maintains all stockholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

     In the case of stockholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder's name and held for the account of beneficial owners who are to participate in the Plan.

     There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

     The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Taxes."

     Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of the Fund's shares is higher than the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

     All correspondence concerning the Plan should be directed to the Plan Agent at _____________________.

                         MUTUAL FUND INVESTMENT OPTION

     Purchasers of shares of common stock of the Fund in this offering will have an investment option consisting of the right to reinvest the net proceeds from a sale of such shares (the "Original Shares") in Class A initial sales charge shares of certain MLIM/FAM advised open-end mutual funds ("Eligible Class A Shares") at their net asset value, without the imposition of the initial sales charge, if the conditions set forth below are satisfied. First, the sale of Fund shares must be made through Merrill Lynch, or another broker-dealer or other financial intermediary ("Selected Dealer") that maintains an arrangement with the open-end fund's distributor for the purchase of the Eligible Class A Shares and the net proceeds therefrom must be immediately reinvested in Eligible Class A Shares. Second, the Fund shares must either have been acquired in the Fund's initial public offering or represent dividends paid on shares of common stock acquired in such offering. Third, the Fund shares must have been continuously maintained in a securities account held at Merrill Lynch or another Selected Dealer. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option. The Eligible Class A Shares may be redeemed at any time at the next determined net asset value, subject in certain cases to a redemption fee.

                                NET ASSET VALUE

     Net asset value per share of common stock is determined Monday through Friday as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), on each business day during which the NYSE is open for trading. For purposes of determining the net asset value of a share of common stock, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of any outstanding shares of preferred stock is divided by the total number of shares of common stock outstanding at such time. Expenses, including the fees payable to the Investment Adviser, are accrued daily.

     The Municipal Bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price for long positions and at the last available ask price for short positions in the OTC market or on the basis of yield equivalents as obtained from one or more dealers or pricing services approved by the Directors. One bond is the "yield equivalent" of another bond when, taking into account market price, maturity, coupon rate, credit rating and ultimate return of principal, both bonds will theoretically produce an equivalent return to the bondholder. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short term investments with a remaining maturity of 60 days or less are valued on an amortized cost basis, which approximates market value, unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Repurchase agreements will be valued at cost plus accrued interest. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Directors, including valuations furnished by a pricing service retained by the Fund, which may use a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Directors.

     The Fund makes available for publication the net asset value of its shares of common stock determined as of the last business day each week. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron's, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

                         Description of Capital Stock

     The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which shares initially are classified as common stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series. The Fund may reclassify an amount of unissued common stock as preferred stock and at that time offer shares of preferred stock. See "Risks and Special Considerations of Leverage."

Common Stock

     Shares of common stock, when issued and outstanding, will be fully paid and non-assessable. Stockholders are entitled to share pro rata in the net assets of the Fund available for distribution to stockholders upon liquidation of the Fund. Stockholders are entitled to one vote for each share held.

     In the event that the Fund issues preferred stock and so long as any shares of the Fund's preferred stock are outstanding, holders of common stock will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred stock have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions. See "Risks and Special Considerations of Leverage."

     The Fund will send unaudited reports at least semi-annually and audited annual financial statements to all of its stockholders.

     The Investment Adviser provided the initial capital for the Fund by purchasing __________ shares of common stock of the Fund for $__________. As of the date of this prospectus, the Investment Adviser owned 100% of the outstanding shares of common stock of the Fund. The Investment Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

Preferred Stock

     It is anticipated that the Fund's shares of preferred stock will be issued in one or more series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the holders of common stock. Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred stock so long as no single series has a priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of common stock have no preemptive right to purchase any shares of preferred stock that might be issued. It is anticipated that the net asset value per share of the preferred stock will equal its original purchase price per share plus accumulated dividends per share.

     The Fund's Board of Directors has declared its intention to authorize an offering of shares of preferred stock (representing approximately 35% of the Fund's total capital immediately after the issuance of such preferred stock or approximately 54% of the Fund's common stock equity) within approximately three months after completion of the offering of common stock, subject to market conditions and to the Board's continuing to believe that leveraging the Fund's capital structure through the issuance of preferred stock is likely to achieve the benefits to the holders of common stock described in the prospectus. Although the terms of the preferred stock, including its dividend rate, voting rights, liquidation preference and redemption provisions will be determined by the Board of Directors (subject to applicable law and the Fund's Charter), the initial series of preferred stock will be structured to carry either a relatively short term dividend rate, in which case periodic redetermination of the dividend rate will be made at relatively short intervals (generally 7 days), or a medium term dividend rate, in which case periodic redetermination of the dividend rate will be made at intervals of up to five years. In either case, such redetermination of the dividend rate will be made through an auction or remarketing procedure. The Board also has indicated that it is likely that the liquidation preference, voting rights and redemption provisions of the preferred stock will be as stated below.

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of shares of preferred stock will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus an amount equal to accumulated and unpaid dividends to the liquidation date, whether or not earned or declared) before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred stockholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any other corporation or corporations or a sale of all or substantially all of the assets of the Fund will not be deemed to be a liquidation, dissolution or winding up of the Fund.

     Voting Rights. Except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of shares of preferred stock will have equal voting rights with holders of shares of common stock (one vote per share) and will vote together with holders of common stock as a single class.

     In connection with the election of the Fund's Directors, holders of shares of preferred stock, voting as a separate class, will be entitled to elect two of the Fund's Directors, and the remaining Directors will be elected by all holders of capital stock, voting as a single class. So long as any preferred stock is outstanding, the Fund will have not less than five Directors. If at any time dividends on shares of the Fund's preferred stock shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding shares of preferred stock, voting as a separate class, will be entitled to elect a majority of the Fund's directors until all dividends in default have been paid or declared and set apart for payment.

     The affirmative vote of the holders of a majority of the outstanding shares of the preferred stock, voting as a separate class, will be required to
(i) authorize, create or issue any class or series of stock ranking prior to any series of preferred stock with respect to payment of dividends or the distribution of assets on liquidation or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of preferred stock.

     Redemption Provisions. It is anticipated that shares of preferred stock will generally be redeemable at the option of the Fund at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption plus, under certain circumstances, a redemption premium. Shares of preferred stock will also be subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption upon the occurrence of certain specified events, such as the failure of the Fund to maintain asset coverage requirements for the preferred stock specified by the rating agencies that issue ratings on the preferred stock.

Certain Provisions of the Charter and By-laws

     The Fund's Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director may be removed from office with or without cause but only by vote of the holders of at least 66 2/3% of the shares entitled to vote in an election to fill that directorship.

     In addition, the Charter requires the favorable vote of the holders of at least 66 2/3% of the Fund's shares to approve, adopt or authorize the following:

     o a merger or consolidation or statutory share exchange of the Fund with any other corporation;

     o a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities); or

     o    a liquidation or dissolution of the Fund;

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors fixed in accordance with the By-laws, in which case the affirmative vote of a majority of the Fund's shares of capital stock is required. Following any issuance of preferred stock by the Fund, it is anticipated that the approval, adoption or authorization of the foregoing also would require the favorable vote of a majority of the Fund's shares of preferred stock then entitled to be voted, voting as a separate class.

     In addition, conversion of the Fund to an open-end investment company would require an amendment to the Fund's Charter. The amendment would have to be declared advisable by the Board of Directors prior to its submission to stockholders. Such an amendment would require the favorable vote of the holders of at least 66 2/3% of the Fund's outstanding shares of capital stock (including any preferred stock) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by two-thirds of the total number of Directors fixed in accordance with the By-laws), and, assuming preferred stock is issued, the affirmative vote of a majority of outstanding shares of preferred stock of the Fund, voting as a separate class. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the stockholders. Stockholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common stock would no longer be listed on a stock exchange.

     Conversion to an open-end investment company would also require changes in certain of the Fund's investment policies and restrictions, such as those relating to the borrowing of money and the purchase of illiquid securities.

     The Charter and By-laws provide that the Board of Directors has the power, to the exclusion of stockholders, to make, alter or repeal any of the By-laws (except for any By-law specified not to be amended or repealed by the Board), subject to the requirements of the 1940 Act. Neither this provision of the Charter, nor any of the foregoing provisions of the Charter requiring the affirmative vote of 66 2/3% of shares of capital stock of the Fund, can be amended or repealed except by the vote of such required number of shares.

     The Board of Directors has determined that the 66 2/3% voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of stockholders generally. Reference should be made to the Charter on file with the Commission for the full text of these provisions.

     The Fund's By-laws generally require that advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board of Directors or to transact any other business at an annual meeting of stockholders. With respect to an annual meeting following the first annual meeting of stockholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 60 calendar days nor more than 90 calendar days prior to the anniversary date of the prior year's annual meeting (subject to certain exceptions). In the case of the first annual meeting of stockholders, the notice must be given no later than the tenth calendar day following the day upon which public disclosure of the date of the meeting is first made. Any notice by a stockholder must be accompanied by certain information as provided in the By-laws.

                                   Custodian

     The Fund's securities and cash are held under a custodian agreement with _________________________, ____________________________.

                                 Underwriting

     The Fund intends to offer the shares through the underwriters. __________________ is acting as representative of the underwriters named below. Subject to the terms and conditions contained in a purchase agreement between the Fund and the Investment Adviser and the underwriters, the Fund has agreed to sell to the underwriters, and each underwriter listed below severally has agreed to purchase from the Fund, the number of shares listed opposite their names below.

                                                                 Number of
                          Underwriter                             Shares
                          -----------                          -------------




                                                               -------------
       Total................................................
                                                               =============

     The underwriters have agreed to purchase all of the shares sold pursuant to the purchase agreement if any of these shares are purchased. If an underwriter defaults, the purchase agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the purchase agreement may be terminated.

     The Fund and the Investment Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

     The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the purchase agreement, such as the receipt by the underwriters of officer's certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

     The underwriters have advised the Fund that they propose initially to offer the shares to the public at the initial public offering price on the cover page of this prospectus and to dealers at that price less a concession not in excess of $___ per share. The underwriters may allow, and the dealers may reallow, a discount not in excess of $.10 per share to other dealers. There is a sales charge or underwriting discount of $___ per share, which is equal to ___% of the initial public offering price per share. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for the shares of common stock purchased in the offering on or before ___, 2004.

     The following table shows the public offering price, underwriting discount and proceeds before expenses to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.


                                                           Per Share       Without Option        With Option
                                                         -------------    -----------------     --------------
     Public offering price.........................       $15.00                  $                   $
     Underwriting discount ........................          $                    $                   $
     Proceeds, before expenses, to the Fund........          $                    $                   $


     The expenses of the offering, excluding underwriting discount, are estimated at $___ and are payable by the Fund. To the extent that the Fund's offering costs do not exceed $____ per share of common stock, the Fund has agreed to pay the underwriters up to $____ per share of common stock as a partial reimbursement of expenses incurred in connection with the offering. However, in no event will the Fund pay offering costs (other than the underwriting discount, but including the partial reimbursement to the underwriters) in excess of $____ per share of common stock. The Investment Adviser or an affiliate will pay the amount by which the offering costs (other than the underwriting discount and the $____ per share partial reimbursement of expenses to the underwriters) exceeds $____ per share of common stock. The Investment Adviser has agreed to pay all of the Fund's organizational expenses.

Overallotment Option

     The Fund has granted the underwriters an option to purchase up to ___ additional shares at the public offering price less the underwriting discount. The underwriters may exercise the option from time to time for 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

     Until the distribution of the shares is completed, Commission rules may limit the underwriters and selling group members from bidding for and purchasing the Fund's shares. However, the representatives may engage in transactions that stabilize the price of the shares, such as bids or purchases to peg, fix or maintain that price.

     If the underwriters create a short position in the shares in connection with the offering, i.e., if they sell more shares than are listed on the cover of this prospectus, the representative may reduce that short position by purchasing shares in the open market. The representative also may elect to reduce any short position by exercising all or part of the overallotment option described above. Purchases of the shares to stabilize its price or to reduce a short position may cause the price of the shares to be higher than it might be in the absence of such purchases.

     The representative also may impose a penalty bid on underwriters and selling group members. This means that if the representative purchases shares in the open market to reduce the underwriters' short position or to stabilize the price of such shares, it may reclaim the amount of the selling concession from the underwriters and selling group members who sold those shares. The imposition of a penalty bid also may affect the price of the shares in that it discourages resales of those shares.

     Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representative will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

________ Stock Exchange Listing

     Prior to this offering, there has been no public market for the shares. The Fund plans to apply to list its shares of common stock on the New York Stock Exchange or another national securities exchange under the symbol "______," subject to official notice of issuance. In order to meet the requirements for listing, the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners.

Other Relationships

     As additional compensation for its acting as lead underwriter in the initial public offering of the Fund's common stock, the Investment Adviser (and not the Fund) has agreed to pay a fee from its own resources to ___________ quarterly at the annual rate of ____% of an aggregate of: (i) the Fund's average daily net assets (including proceeds from the issuance of any preferred stock), and (ii) the proceeds of any outstanding borrowings used for leverage, during the continuance of the Investment Advisory Agreement. In addition to acting as lead underwriter in the initial public offering of the Fund's common stock, ____________ has agreed to provide, upon request, certain after-market services to the Investment Adviser designed to maintain the visibility of the Fund and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry on an as-needed basis. The total amount of these additional payments to ____________ will not exceed ____________% of the total price to the public of the shares of common stock sold in this offering.

     The total amount of the additional compensation to _______________ described above, plus the amount paid by the Fund as the $______ per share partial reimbursement to the underwriters and as payment of certain expenses of counsel to the underwriters, will not exceed 4.5% of the total price to the public of the common stock sold in this offering. The sum total of all compensation to underwriters in connection with this public offering of shares of common stock, including sales load and all forms of additional compensation to underwriters, will be limited to 9.0% of the total price to the public of the shares of common stock sold in this offering.

     The Fund anticipates that ___________________ and the other underwriters may from time to time act as brokers in connection with the execution of its portfolio transactions, and after they have ceased to be underwriters, the Fund anticipates that underwriters other than ____________ may from time to time act as dealers in connection with the execution of portfolio transactions. See "Portfolio Transactions." __________ is an affiliate of the Investment Adviser.

     The address of _____________________________ is
_____________________________.

            TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

     The transfer agent, dividend disbursing agent and registrar for the shares of common stock of the Fund is _________________.

                         ACCOUNTING SERVICES PROVIDER

     State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services for the Fund.

                                LEGAL OPINIONS

     Certain legal matters in connection with the shares of common stock offered hereby are passed on for the Fund by Sidley Austin Brown & Wood LLP, New York, New York. Certain legal matters will be passed on for the underwriters by ____________________, New York, New York. ____________________
may rely on the opinion of Sidley Austin Brown & Wood LLP as to certain matters of Maryland law.

           INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND EXPERTS

     _________________, independent registered public accounting firm, have audited the statement of assets and liabilities of the Fund as of _________________ which is included in this prospectus and Registration Statement. The statement of assets and liabilities is included in reliance upon their report, which is also included in this prospectus and in the Registration Statement, given on their authority as experts in accounting and auditing.

                            ADDITIONAL INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the Commission. Any such reports and other information, including the Fund's Code of Ethics, can be inspected and copied at the public reference facilities of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Information on the operation of such public reference facilities may be obtained by calling the Commission at 1-202-942-8090. Copies of such materials can be obtained from the public reference section of the Commission by writing at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates, or by electronic request at publicinfo@sec.gov. The Commission maintains a Web site at http://www.sec.gov containing reports and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the _________________ Stock Exchange, ______________________.

     Additional information regarding the Fund is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the

Commission in Washington, D.C. This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder,
MuniHoldings New York Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of MuniHoldings New York Fund, Inc. as of _________________. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of MuniHoldings New York Fund, Inc. at _________________ in conformity with accounting principles generally accepted in the United States.


_________________, 2004

                       MUNIHOLDINGS NEW YORK FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                               ___________, 2004

ASSETS
   Cash..................................................................................................  $
   Deferred offering costs (Note 1)......................................................................  .........
                                                                                                           ---------
       Total assets......................................................................................

LIABILITIES:
   Liabilities and accrued expenses (Note 1).............................................................  .........
                                                                                                           ---------
NET ASSETS:..............................................................................................  $........
                                                                                                            ========

NET ASSETS CONSIST OF:
   Common Stock, par value $.10 per share; 200,000,000 shares authorized;
     issued and outstanding (Note 1).....................................................................  $

Paid-in Capital in excess of par.........................................................................  .........
                                                                                                           ---------
Net Assets-Equivalent to $         net asset value per share based on
          shares of capital stock outstanding (Note 1)...................................................  $
                                                                                                           =========


                 NOTES TO STATEMENT OF ASSETS AND LIABILITIES

Note 1.  Organization

     The Fund was incorporated under the laws of the State of Maryland on August 25, 2004 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company and has had no operations other than the sale to Fund Asset Management, L.P. (the "Investment Adviser") of an aggregate of ________ shares for $__________ on __________, 2004. The General Partner of the Investment Adviser is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. Certain officers and/or directors of the Fund are officers of the Investment Adviser.

     The Investment Adviser, on behalf of the Fund, will incur organization costs estimated at $________. The Investment Adviser also has agreed to pay the amount by which the offering costs of the Fund (other than the underwriting discount, but including the $_______ per share partial reimbursement of expenses to the underwriters) exceeds $_______ per share of common stock. Direct offering costs relating to the public offering of the Fund's shares will be charged to capital at the time of issuance of shares.

Note 2. Investment Advisory Arrangements

     The Fund has engaged the Investment Adviser to provide investment advisory and management services to the Fund. The Investment Adviser will receive a monthly fee for advisory and management services at an annual rate of ____% of an aggregate of: (i) the Fund's average daily net assets (including any proceeds from the sale of preferred stock), and (ii) the proceeds of any outstanding borrowings used for leverage.

Note 3. Federal Income Taxes

     The Fund intends to qualify as a "regulated investment company" and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to stockholders.

Note 4. Accounting Principles

     The Fund's statement of assets and liabilities is prepared in conformity with accounting principles generally accepted in the United States, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

                                  APPENDIX A


                   ECONOMIC AND OTHER CONDITIONS IN NEW YORK

The following information is a brief summary of factors affecting the economy of New York City (the "City") or New York State (the "State" or "New York") and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon the most recent publicly available offering statements relating to debt offerings of state and local issuers and other demographic information, and it does not reflect recent developments since the dates of such offering statements and other information. The Fund has not independently verified this information.

     The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York municipal bonds in which the Fund invests.

New York City

     General. More than any other municipality, the fiscal health of the City has a significant effect on the fiscal health of the State.

     The Mayor is responsible for preparing the City's financial plan, including the financial plan for the 2003 through 2007 fiscal years submitted to the New York State Financial Control Board (the "Control Board") on June 30, 2003 (the "June Financial Plan") and Modification No. 04-4 to the June Financial Plan and the financial plan for the 2005 through 2008 fiscal years submitted to the Control Board on June 29, 2004 (together, the "2004-2008 Financial Plan," "Financial Plan" or "City Financial Plan"). The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize.

     For each of the 1981 through 2003 fiscal years, the City's General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP"), after discretionary and other transfers. For the 2003 fiscal year, the City's General Fund had an excess of revenues over expenditures of $1.422 billion, before discretionary and other transfers. General Fund total revenues for the 2003 fiscal year were approximately $44.34 billion. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without proposed tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

     As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's current Financial Plan projects budget balance in the 2004 and 2005 fiscal years and budget gaps for each of the 2006 through 2008 fiscal years. A pattern of current year balance and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved an excess of revenues over expenditures, before discretionary transfers, for each fiscal year.

     World Trade Center Attack. On September 11, 2001, two hijacked passenger jetliners flew into the World Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted.

     Recovery, clean up and repair efforts have resulted in substantial expenditures. The City has been largely reimbursed by the federal government for all of its direct costs for response and remediation of the World Trade Center site. In addition, the State authorized the New York City Transitional Finance Authority

("TFA") to have outstanding $2.5 billion of bonds ("Recovery
Bonds") and notes ("Recovery Notes") to pay costs related to or arising from the September 11 attack ("Recovery Costs"), of which the TFA currently has outstanding approximately $2 billion. It is not possible to quantify at present with any certainty the long-term impact of the September 11 attack on the City and its economy.

     City's Financing Program. Implementation of the Financial Plan is dependent upon the City's ability to market its securities successfully. Implementation of the Financial Plan is also dependent upon the ability to market the securities of other financing entities, including the New York City Municipal Water Finance Authority (the "Water Authority") which issues debt secured by water and sewer revenues. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, Water Authority and other bonds and notes will be subject to prevailing market conditions. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

     2004-2008 Financial Plan. For the 2003 fiscal year, the City's General Fund had an excess of revenues over expenditures of $1.422 billion, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers. The 2003 fiscal year is the twenty-third consecutive year that the City has achieved an excess of revenues over expenditures, before discretionary and other transfers, and balanced operating results, after discretionary and other transfers.

     The City's expense and capital budgets for the 2004 fiscal year were adopted on June 27, 2003. The June Financial Plan, which is based on the City's expense and capital budgets for the 2004 fiscal year, projected revenues and expenditures for the 2004 fiscal year balanced in accordance with GAAP, and projected gaps of $2.0 billion, $3.2 billion and $3.3 billion for fiscal years 2005, 2006 and 2007, respectively. The June Financial Plan reflected reductions made during fiscal year 2003 in projected revenues for fiscal year 2004 and subsequent fiscal years of greater than $2 billion annually and annual increases in projected net expenditures of greater than $1 billion. The reduction in projected revenues was primarily due to a decline in projected tax revenues reflecting the September 11 attack and a continued weak economy, which had resulted in lower wage earnings, lower corporate earnings, local job losses, a disruption in tourism and related spending and a decline in financial services sector profits and employee income. The June Financial Plan contained a gap-closing program which included expenditure reductions and an 18.49% property tax increase, a temporary increase in personal income tax rates for City residents with taxable income above specified amounts and a temporary increase in the City portion of the sales tax.

     On June 29, 2004, the City submitted to the Control Board the Financial Plan for the 2004 through 2008 fiscal years, which relates to the City and certain entities which receive funds from the City and which reflects changes as a result of the City's expense and capital budgets for the 2005 fiscal year which were adopted on June 25, 2004. The Financial Plan is a modification to the June Financial Plan, as subsequently modified by financial plans submitted to the Control Board on November 18, 2003, January 23, 2004 and April 29, 2004 (the "April Financial Plan"). The Financial Plan projects revenues and expenditures for the 2004 and 2005 fiscal years balanced in accordance with GAAP, and projects gaps of $3.7 billion, $4.5 billion and $3.7 billion for fiscal years 2006 through 2008, respectively, after implementation of a gap-closing program, a pay-as-you-go expenditure program for capital costs and a proposed tax program which requires New York State and City legislative approval and consists of a property tax rebate and an earned income tax credit.

     Increases in projected revenues since the June Financial Plan total $2.4 billion, $1.6 billion, $926 million and $907 million in fiscal years 2004 through 2007, respectively, including an increase in projected tax revenues of $1.9 billion, $1.0 billion, $792 million and $770 million in fiscal years 2004 through 2007, respectively, resulting primarily from increases in personal income and business tax revenues, primarily due to improved securities industry profits and the improving local and national economies, and increases in mortgage recording, real property transfer and sales tax revenues. In addition, projected net expenditures have increased since the June Financial Plan by $755 million, $2.1 billion, $1.7 billion and $2.2 billion in fiscal years 2004 through 2007, respectively. Increases in projected expenditures since the June Financial Plan include: (i) $333 million, $652 million, $580 million and $574 million in fiscal years 2004 through 2007 to provide for wage increases pursuant to the settlement with the District Council 37 of the American Federation of State, County and Municipal Employees ("DC 37") and assumed increases for other City employees consistent with the DC

37 settlement for the 2002-2005 round of collective bargaining; (ii) increased spending for Medicaid totaling $448 million, $388 million, $475 million and $668 million for fiscal years 2004 through 2007, respectively; (iii) increased public assistance spending of $59 million in fiscal year 2004 and $69 million annually in each of fiscal years 2005 through 2007; (iv) an increase in the City subsidy for the New York City Health and Hospitals Corporation ("HHC") of $200 million in fiscal year 2005 and $150 million in each of fiscal years 2006 and 2007; (v) the restoration of $75 million of City private bus subsidies in fiscal year 2004 and payment to the Metropolitan Transportation Authority ("MTA") of approximately $160 million annually commencing in fiscal year 2005 for the continuation by the MTA of formerly franchised local bus service; and
(vi) new agency spending totaling $313 million in fiscal year 2004, $1.1 billion in fiscal year 2005 and approximately $700 million in each of fiscal years 2006 and 2007, which includes $215 million of increased spending in fiscal year 2005 as a result of the budget adoption process. Decreases in projected expenditures since the June Financial Plan total $473 million, $409 million, $466 million and $84 million in fiscal years 2004 through 2007, respectively, and include lower than anticipated pension contributions and debt service savings. In addition, prior years' expenses have been reduced by $300 million in fiscal year 2004 and the General Reserve has been reduced in fiscal year 2004 by $260 million to $40 million. The Financial Plan includes proposed discretionary transfers and prepayments in fiscal year 2004 of $1.9 billion, reflecting discretionary transfers and, prepayments in fiscal year 2004 of $1.5 billion in debt service, subsidies and lease debt service due in fiscal year 2005 and a miscellaneous budget grant of $400 million to the TFA in fiscal year 2004, which increases tax revenue in fiscal year 2005 by $400 million. The Financial Plan also includes proposed discretionary transfers and prepayments in fiscal year 2005 of $220 million, reflecting prepayments of debt service due in fiscal year 2006.

     In addition, the Financial Plan sets forth gap-closing actions to eliminate the previously projected gap for the 2005 fiscal year and to reduce previously projected gaps for fiscal years 2006 and 2007. The gap-closing actions include: (i) reduced agency expenditures or increased revenues totaling $312 million and $389 in fiscal years 2004 and 2005, respectively, and approximately $190 million in each of fiscal years 2006 and 2007; and (ii) assumed additional federal assistance totaling $50 million and State assistance totaling $400 million in each of fiscal years 2005 through 2007, which require the approval of the federal and State governments. The additional federal actions assumed in the Financial Plan could include increased education, homeland security and other federal assistance. Additional State actions could include Medicaid cost containment, the State takeover of the City's funding of Medicaid long-term care and Family Health Plus or other State assistance. The gap-closing actions set forth in the Financial Plan are partially offset by a proposed property tax rebate for homeowners totaling $250 million in each of fiscal years 2005 through 2007, a proposed earned income tax credit for parents with annual earnings below a specified amount totaling between $50 million and $60 million in each of fiscal years 2005 through 2007 and debt prepayments and a pay-as-you-go expenditure program for capital costs reflecting increased spending of $100 million in fiscal year 2004, for a total of $200 million in fiscal year 2004 for debt prepayment and increased spending of $200 million for pay-as-you-go capital costs in each of fiscal years 2005 through 2007.

     The Financial Plan also reflects legislation enacted by the State Legislature, over the Governor's veto, pursuant to which the Local Government Assistance Corporation ("LGAC") is to make available to the City or its assignee $170 million annually. The City has stated that it intends to assign the $170 million annual payment to the Sales Tax Asset Receivable Corporation ("STAR Corp."), a local development corporation created to issue bonds to finance the cost of debt service on bonds of the Municipal Assistance Corporation for the City of New York ("MAC") otherwise payable from City sales tax revenues. The STAR Corp. financing would make available to the City approximately $1.0 billion in fiscal year 2005 and $500 million annually in fiscal years 2006 through 2008 by reducing the amount of City revenues retained by MAC for its debt service or reimbursing the City for revenues already retained in the 2004 fiscal year. The State and LGAC brought suit against the City and the STAR Corp. challenging the constitutionality of the obligations of LGAC to make the $170 million annual payment and seeking to prevent the issuance of bonds by STAR Corp. The State Supreme Court granted the City's and STAR Corp.'s motion for summary judgment. Plaintiffs appealed that decision to the State Appellate Division which, on March 4, 2004, upheld the obligations of LGAC to make the $170 million annual payment. Plaintiffs appealed that decision to the State Court of Appeals which, on May 13, 2004, also upheld the obligation of LGAC to make such payments. On May 13, 2004, LGAC stated that it hopes the City and New York State will agree on an alternative plan that will allow the City to receive the full support it needs. The outcome of this dispute cannot be predicted with certainty.

     The Financial Plan also reflects other proposed State assistance which requires the approval of the State government. The Governor has released the 2004-2005 Executive Budget, which will be considered for adoption by the State Legislature. The City estimates that the 2004-2005 Executive Budget, if adopted by the State Legislature, would provide the City with substantially less assistance than assumed in the City's gap-closing program set forth in the Financial Plan. In addition, as a result of recent court rulings, the City could face increased school funding costs, which could be determined during the State budget process. The nature and extent of the impact on the City of the federal and State budgets, when adopted, are uncertain, and no assurance can be given that federal or State actions included in the federal and State adopted budgets may not have a significant adverse impact on the City's budget and its Financial Plan.

     The Financial Plan makes provision for wage increases for all City employees for the 2002-2005 round of bargaining consistent with the recent DC 37 settlement.

     Assumptions. The Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the effects on the City economy of the September 11 attack, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2004 through 2008 fiscal years; realization of projected interest earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of HHC and other such entities to maintain balanced budgets; the willingness of the federal government to provide the amount of federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor, the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; and the ability of the City and other financing entities to market their securities successfully in the public credit markets. (See "Certain Reports" within).

     Personal Service Costs. The Financial Plan projects that the authorized number of City-funded full-time and full-time equivalent employees whose salaries are paid directly from City funds, as opposed to federal or State funds or water and sewer funds, will increase slightly from an estimated level of 252,455 on June 30, 2004 to an estimated level of 254,048 by June 30, 2008.

     Intergovernmental Aid. For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the federal budget negotiation process could result in a reduction or a delay in the receipt of federal grants, which could have adverse effects on the City's cash flow or revenues.

     Certain Reports. From time to time, the Control Board staff, the Office of the State Deputy Comptroller ("OSDC"), the City Comptroller, the Independent Budget Office ("IBO") and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment.

     On May 24, 2004, the City Comptroller released a report on the Executive Budget for fiscal year 2005. In his report, the City Comptroller identified net risks for fiscal years 2005 through 2008 which, when added to the gaps in the April Financial Plan, result in gaps of $579 million, $4.3 billion, $4.6 billion and $3.8 billion in fiscal years 2005 through 2008, respectively. The risks and possible resources set forth in the City Comptroller's report include: (i) the possibility that projected taxes could be less than projected in the April Financial Plan by $123 million and $143 million in fiscal years 2005 and 2006, respectively, and greater than projected in the April Financial Plan by $13 million and $115 million in fiscal years 2007 and 2008, respectively; (ii) possible increased overtime expenditures of $207 million in fiscal year 2005 and $150 million in each of fiscal years 2006 through 2008; and (iii) a possible $200 million annual shortfall in State gap-closing assistance assumed in the April Financial Plan for fiscal years 2005 through 2008, which reflects shortfalls in assistance in the Governor's Executive Budget and which depends upon the results of the State budget negotiation process.

     In addition to the risks identified in the report, the report noted that projected pension contributions could change significantly starting in fiscal year 2005 if the Chief Actuary chooses to modify current actuarial assumptions and methods. With respect to the economy, the report noted that the City Comptroller's forecast for the City's economy in calendar years 2004 and 2005 is for slow, continued growth, but that the City's fragile economic recovery is subject to substantial risks, including higher interest rates and uncertainty created by the prolonged war in Iraq. For subsequent years, the report stated that the City's underlying problem is its competitiveness, with the preeminence of the City's securities industry being challenged by computerization, faster communications and decentralization of markets. In addition, the report noted that HHC faces projected operating deficits of $273 million in fiscal year 2005 and over $500 million in each of the subsequent years, reflecting HHC's stagnant revenues and rising cost structure. With respect to the recent DC 37 labor settlement, the report noted that the City faces substantial exposure to additional labor costs if productivity funding in the third year of the contract is not achieved. In addition the report noted that it may be unrealistic for the City to assume that the DC 37 agreement can be applied to all City employees, and that every percentage point over the DC 37 wage increase would result in additional labor costs of $145 million. Finally, the report noted that the City's capital commitment plan for fiscal year 2005 is substantially higher than the City announced it would be one year ago, and that the plan assumes that the State will provide the $1.3 billion in capital funds each year, beginning in fiscal year 2005, to match the City's capital contribution to the DOE.

     On May 26, 2004, the staff of the OSDC issued a report on the Executive Budget for fiscal year 2005. The report identified net risks which, when added to the gaps projected in the April Financial Plan, would result in gaps of $615 million, $4.9 billion, $5.4 billion and $4.7 billion in fiscal years 2005 through 2008, respectively. The risks to the April Financial Plan identified in the report include: (i) the uncertainty of the amount and form of federal and State gap-closing assistance, totaling $150 million and $400 million, respectively, assumed in the April Financial Plan for each of fiscal years 2005 through 2008; (ii) the possibility that the City will be required to reduce by $116 million in fiscal year 2005, and approximately $60 million annually in fiscal years 2006 through 2008, the projected tobacco settlement revenues with respect to outstanding TSASC bonds that would otherwise accrue to the City's budget; (iii) possible increased spending for uniform agency overtime of $150 million in each of fiscal years 2005 through 2008; (iv) possible increased spending of $100 million annually beginning in fiscal year 2005 if the City is required to reallocate City funding from existing educational programs to match a State grant; and (v) assumed productivity savings totaling $95 million in fiscal year 2005 and approximately $300 million annually in subsequent fiscal years if the City fails to obtain productivity savings from unions representing all other City employees which are comparable to the savings provided for in the DC 37 settlement. In its report, the staff noted that tax revenues could exceed April Financial Plan projections by $250 million in fiscal year 2004 and $200 million in fiscal year 2005, which could partially offset the risks identified for fiscal year 2005.

     The report noted that while these risks should not interfere with the City's ability to balance the fiscal year 2005 budget because of the availability of reserves and other resources, the City should begin the process to identify recurring actions to close the fiscal year 2006 budget gap and narrow the gaps in subsequent years. The report also expressed concern that higher long-term interest rates and large federal deficits will slow economic activity.

     In addition to the risks identified in the report, the report noted that wage increases at the projected inflation rate, without productivity savings, would increase costs by $220 million, $700 million and $1.2 billion in fiscal years 2006 through 2008, respectively. The report also noted that the Court of Appeals had ruled that the State formula for distributing State education aid is unconstitutional and a commission appointed by the Governor had made recommendations that could require the City to increase its contribution by between $200 million and $475 million annually. In addition, the report noted that an actuarial consultant hired by the City has completed a biennial review of the methodologies and assumptions used to calculate pension contributions, and has proposed changes in a number of assumptions, such as overtime, that could increase City pension contributions by approximately $250 million annually.

     On July 12, 2004, the staff of the Control Board issued a report reviewing the Financial Plan. In its report, the staff noted that the City has adopted a fiscal year 2005 budget that is likely to end the year in balance, and that those risks identified in the report for fiscal year 2005 which materialize could be offset by available resources, such as the $300 million general reserve and the write-off of prior year payables. In its report, the staff identified net risks of $660 million, $478 million, $643 million and $734 million for fiscal years 2005 through 2008, respectively, which, when combined with the gaps projected in the Financial Plan, result in estimated gaps of $660 million, $4.2 billion, $5.2 billion and $4.4 billion for fiscal years 2005 through 2008, respectively. These risks include: (i) the assumed receipt of $50 million of federal aid in fiscal year 2005 and $400 million of State aid in each of fiscal years 2005 through 2008; (ii) the possibility that overtime could be greater than expected by $260 million, $253 million, $343 million and $434 million in fiscal years 2005 through 2008, respectively; and
(iii) the proposed sale of land to the Battery Park City Authority for $150 million in fiscal year 2005. The report further noted that these risks could be partially offset by greater than projected non-property tax revenues of $150 million and $100 million in fiscal years 2005 and 2006, respectively, and by increased miscellaneous revenues of $50 million in fiscal year 2005, $75 million in fiscal year 2006 and $100 million in each of fiscal years 2007 and 2008.

     In addition to the risks identified in the report, the report noted that there are other uncertainties that cannot yet be quantified. The report noted that the recent labor settlements reached by the City, as well as any anticipated settlements with the uniformed services and the teacher's union, will have expired by fiscal year 2006 and that there is no money set aside in the Financial Plan for future contracts. In addition, the report noted that the State has not yet finalized a plan for education resources required by the New York State Court of Appeals to be implemented by July 30, 2004, which could impact the City's budget. The report also noted that the City has increased its capital program to reflect new priorities, which will increase debt service.

     Seasonal Financing Requirements. The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short term obligations within their fiscal year of issuance. The City anticipates that it will issue $1.5 billion of short-term obligations during fiscal year 2005 to satisfy its seasonal financing needs for its 2005 fiscal year. To finance its projected cash flow needs, the City issued $1.5 billion of short term obligations in fiscal years 2004, 2003 and 2002 and $750 million of short term obligations in fiscal years 2001 and 2000. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short term notes in amounts exceeding those expected early in such fiscal years.

     Outstanding Indebtedness. As of December 31, 2003, the City and the Municipal Assistance Corporation for the City of New York had respectively approximately $30,326 billion and $1.953 billion of outstanding net long term debt.

     Water, Sewer and Waste. The New York City Municipal Water Finance Authority ("Water Authority") is authorized to issue bonds to finance capital investment in the City's water and sewer system. Pursuant to State law, debt service on this indebtedness is secured by water and sewer fees paid by users of the water and sewer system. Such fees are revenues of the Water Board, which holds a lease interest in the City's water and sewer system. After providing for debt service on obligations of the Water Authority and certain incidental costs, the revenues of the Water Board are paid to the City to cover the City's costs of operating the water and sewer system and as rental for the system. The City's capital improvement program applicable to the City's water and sewer system covering fiscal years 2004 through 2013, projects City-funded water and sewer investment (which is expected to be financed with proceeds of Water Authority debt) at approximately $16.9 billion. The City's capital commitment plan for fiscal years 2004 through 2008 reflects total anticipated City-funded water and sewer commitments of $9.5 billion which are expected to be financed with the proceeds of Water Authority debt.

     Since 1993, the United States Environmental Protection Agency ("USEPA") has issued filtration avoidance determinations ("FADs") pursuant to which the City is not required to filter water from the Catskill and Delaware Systems. The current FAD extends until further determination is made, now scheduled for April 2007. The City has estimated that if filtration of the Catskill/Delaware water supply system is ultimately required, the construction expenditures required could be between $3 billion and $4 billion.

     Litigation. The City is a defendant is a significant number of lawsuits. While the ultimate outcome and fiscal impact, if any, on the City of the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2003 amounted to approximately $4.5 billion.

New York State

     The New York Economy. The New York economy is slowly emerging from recession. The long recovery from the September 11th terrorist attack and the loss of momentum in the national recovery due to corporate governance scandals and international tensions resulted in a lengthening of the State's recession. At the beginning of 2003, the State labor market appeared to be improving. However, the employment growth anticipated by the Division of Budget ("DOB") failed to materialize, in part due to geo-political uncertainties. The State's unemployment rate was 6.3 percent for 2003, 0.4 percentage points higher than projected. Personal income was also lower than forecast, despite higher than expected inflation. Overall, the performance of the State's economy was in line with expectations.

     New York is the third most populous state in the nation and has a relatively high level of personal wealth. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment, and a very small share of the nation's farming and mining activity. The services sector accounts for more than four of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation. Manufacturing employment continues to decline in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. As defined under NAICS, the trade, transportation and utilities sector accounts for the largest component of state nonagricultural employment, but only the third largest when measured by income share. New York City is the nation's leading center of banking and finance and as a result, this is far more important in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages. Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Federal, State and local governments together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

     Economic and Demographic Trends. In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and had been slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate, and, in 2000, the rates were essentially the same. In 2001, the September 11 attack resulted in a slowdown in New York that was more severe than in the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years. Total State nonagricultural employment has declined as a share of national nonagricultural employment.

     Recent Events. The State's current fiscal year began on April 1, 2004 and ends on March 31, 2005. The Legislature has not enacted the annual budget for the 2004-2005 fiscal year. However, on March 31, 2004, it enacted the annual debt service bill, which includes appropriations for all State-supported, contingent-contractual and certain other debt service obligations for the entire 2004-2005 fiscal year.

     To avoid service disruptions, the State enacted interim budget legislation on March 31, 2004 that extended certain revenue-raising authority and makes interim appropriations for certain State personal service costs, grants to local governments and other items. Consistent with practices in prior years, the DOB expects that interim appropriations needed to continue. State activities will continue to be authorized until the Legislature enacts the annual budget for the 2004-2005 fiscal year.

     The State has released its third quarterly update to its Annual Information Statement, dated January 26, 2004 (the "January Update"), which reflects the Governor's Executive Budget for the 2004-2005 fiscal year and other changes to its financial plan projections. The State financial plan, as updated in the January Update, projects balance on a cash basis for the 2003-2004 fiscal year, with a closing balance in the General Fund of $1.0 billion, which was subsequently revised in a report issued on April 29, 2004 (the "April Report") to $1.1 billion. The Governor's Executive Budget projects balance on a cash basis for the 2004-2005 fiscal year, with a closing balance in the General Fund of $964 million. The State financial plan also contains projections of a potential imbalance in the 2005-2006 fiscal year of $2.9 billion and in the 2006-2007 fiscal year of $4.3 billion, assuming implementation of the 2004-2005 Executive Budget recommendations and no funding for possible collective bargaining salary increases or productivity savings. In the April Report, the State noted that it had reached tentative collective bargaining agreements with several of the State's employee unions, and that the State's largest union had recently ratified the first of these agreements. In the April Report, the State projected that, if all of the State's employee unions approved comparable agreements, it would result in General Fund costs of roughly $350 million in the 2004-05 fiscal year growing to $1.4 billion by the end of the contract period in the 2006-07 fiscal year. The April Report further noted that, while the current State financial plan has no dedicated reserves for the costs of new labor agreements, additional 2004-05 revenues of between $150 million and $500 million above the Governor's Executive Budget projections, which had been identified in the consensus revenue agreement reached by the Legislature and the Governor in March 2004, could help to cover these costs.

     The January Update identifies a number of risks, including costs that could materialize as a result of adverse rulings in pending litigation, increased school aid funding related to recent court rulings, future collective bargaining agreements with State employee unions and federal disallowances or other federal actions that could produce adverse effects on the State's projections of receipts and disbursements, as well as risks relating to the national and local economies, including unpredictable events such as a terror attack, the possibility of monetary tightening by the Federal Reserve Board or a decline in consumption growth or the dollar.

     The Governor's Executive Budget contains a number of proposals, including Medicaid and health care cost containment, the State takeover of Medicaid long-term care costs, increased school aid funding from the proceeds of video lottery terminals in response to recent court rulings, and extending the suspension of the exemption for sales tax on clothing and footwear.

     The Legislature and the State Comptroller will review the Governor's Executive Budget and are expected to comment on it. There can be no assurance that the Legislature will enact the Executive Budget into law, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth in the Executive Budget.

     Special Considerations. Many complex political, social, and economic forces influence the State's economy and finances, which may in turn affect the State Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The DOB has stated that its belief that its current receipts and spending estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

     In addition to certain risks to the national forecast that include, among others, (i) unpredictable events such as a terrorist attack, a destructive attack on oil facilities abroad or a policy shift on the part of oil-producing nations; (ii) a corporate governance scandal of Enron proportions; (iii) the Federal Reserve Board initiating a policy of monetary tightening sooner than anticipated; (iv) households demonstrating a weaker response than expected to the fiscal stimulus provided by the tax cut and (v) a dollar collapse which would impart a substantial inflationary impulse to the economy, there are risks specific to the New York economy. Another attack targeted at New York City would once again disproportionately affect the State economy. Any other such shock that had a strong and prolonged impact on the financial markets would also disproportionately affect New York State, resulting in lower income and employment growth than reflected in the current forecast. In addition, if the national and world economies grow more slowly than expected, demand for New York State goods and services would also be lower than projected, dampening employment and income growth relative to the forecast. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with increased activity in mergers and acquisitions and IPOs is possible, resulting in higher wage growth than projected.

     The State's economic expansion is starting to gain momentum, and forecasting at or near a business cycle turning point is fraught with risk. Moreover, the financial markets, which are pivotal to the direction of the downstate economy, are currently in a state of extreme flux. In the wake of several high-profile scandals, the pace of both technological and regulatory change is as rapid as it has ever been. These circumstances compound even further the difficulty in projecting industry revenues and profits.

     As of the close of 2003-04, balances in the State's principal reserves to guard against unbudgeted risks totaled $815 million. The reserves include $794 million in the Tax Stabilization Reserve Fund and $21 million in the Contingency Reserve Fund for litigation. To permanently improve the State's reserve levels, the Governor has proposed legislation to increase both the maximum size of the State's rainy day fund from 2 percent to 5 percent of General Fund spending, and the maximum annual deposits from two-tenths of one percent to five-tenths of one percent of spending. Absent this legislation, the General Fund will reach its statutory maximum balance of 2 percent or $840 million with the next annual deposits.

     The State is negotiating new labor contracts with nine State employee unions. On April 27, 2004, the State's largest union, the Civil Service Employee Association ("CSEA"), ratified the first of these agreements, and the United University Professions ("UUP") membership is scheduled to vote on an agreement shortly. The tentative agreement reached with the CSEA and UUP includes an $800 nonrecurring lump sum payment and salary increases of 2.5 percent in 2004-2005, 2.75 percent in 2005-2006, 3 percent in 2006-2007, and a base salary increase of $800 effective March 31, 2007 for CSEA and July 1, 2007 for UUP. If similar agreements are reached with the remaining unions, the General Fund costs would be approximately $350 million in 2004-2005 growing to $1.4 billion by the end of the contract period in 2006-2007.

     The federal government is currently auditing Medicaid claims submitted since 1993 under the school supportive health services program. At this point, these audits have not been finalized, and, as a result, the liability of the State and school districts for any disallowances cannot be determined.

     On August 6, 2003, the Local Government Assistance Corporation ("LGAC") board of directors unanimously approved a resolution objecting to the annual payments of $170 million to the City of New York and the refinancing of MAC bonds. The resolution directed LGAC to not participate in the New York City transaction, authorized the co-executive directors of LGAC to engage the services of litigation counsel, and declared that LGAC has no intention to pay such $170 million payments unless legal issues with the transaction (including but not limited to potential LGAC bond covenant violations) are resolved either by litigation or action by the Legislature. The 2004-05 Executive Budget has proposed an alternative approach to provide NYC the fiscal relief it sought, but without the legal uncertainty associated with the current legislation.

     The proposed 2004-05 Financial Plan assumes pensions reforms will be enacted that reduce the annual increase in employer contribution rates from 137 percent to 38 percent of employee salary base. If these pension reform changes are authorized by the State Legislature, any proposed changes to the method of computing employer contributions would have to be reviewed and approved by the State Comptroller to ensure that such changes (i) do not violate the State Constitution and (ii) are consistent with his fiduciary responsibilities to System members and beneficiaries. The State Comptroller has advised DOB that, in his opinion, a number of these changes that would produce the most significant savings could not be implemented without violating the State Constitution, his fiduciary duty or both.

     Aside from the $21 million in the Contingency Reserve Fund described above, the current State Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of adverse rulings in pending litigation, the cost of collective bargaining agreements with State employee unions, Federal disallowances, or other Federal actions that could adversely affect State finances.

     Prior Fiscal Years. In the April Report, the DOB estimated that the State ended the 2003-04 fiscal year on March 31, 2004 with a General Fund operating surplus of $308 million. General Fund receipts, including transfers from other funds, were $42.3 billion. General Fund disbursements, including transfers to other funds, totaled $42.1 billion. The General Fund ended the fiscal year with a balance of $1.1 billion, which included $794 million in the Tax Stabilization Reserve Fund ("TSRF") (after an $84 million deposit at the close of 2003-04), $21 million in the Contingency Reserve Fund ("CRF") and $262 million in the Community Projects Fund ("CPF"), which pays primarily for legislative "member items."

     The State ended the 2002-03 fiscal year with available General Fund cash resources of $1.01 billion. The General Fund cash balance at year-end totaled $815 million and the refund reserve account had $200 million in resources not budgeted for other purposes. The General Fund balance was comprised of $710 million in the TSRF, $20 million in the CRF to pay costs related to litigation against the State, and $85 million in the CPF.

     The closing balance excluded amounts on deposit in the refund reserve account. The State ended the 2002-03 fiscal year with $627 million on deposit in the refund reserve account, an increase of $200 million above budgeted levels. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one year to the next. Changes to the refund reserve affect the level of reported personal income tax receipts.

     General Fund receipts and transfers from other funds totaled $37.4 billion in 2002-03, a decrease of $2.3 billion from the forecast set forth in the revised 2002-03 Financial Plan dated February 28, 2003 (the "February Financial Plan"). The February Financial Plan had counted on $1.9 billion in revenues from the tobacco settlement sale. General Fund disbursements and transfers to other funds totaled $37.6 billion, a decrease of $2.2 billion from the February Financial Plan. The substantial decline resulted from the deferral of $1.9 billion in payments originally scheduled for 2002-03 and $253 million in one-time savings. After adjusting for the payment deferrals, General Fund disbursements would have totaled $39.5 billion in 2002-03 (a decrease of $1.7 billion or 4 percent from 2001-02 results).

     The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the TSRF (after a deposit of $83 million in fiscal year 2001-02), $157 million in the Contingency Reserve Fund ("CRF"), $159 million in the Community Projects Fund ("CPF"), and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year. General Fund receipts, including transfers from other funds, totaled $41.14 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3 percent) over fiscal year 2000-01 results. General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (3.8 percent) from the 2000-01 fiscal year.

     The State ended its 2000-01 fiscal year on March 31, 2001 in balance on a cash basis with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion, a decrease of $69 million from the 1999-2000 fiscal year. Of this balance, $627 million was held in the Tax Stabilization Reserve Fund (TSRF) (after a deposit of $80 million in fiscal year 2000-01), $150 million in the Contingency Reserve Fund (CRF), $292 million in the Community Projects Fund (CPF), and $29 million in the Universal Pre-Kindergarten Fund. General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7 percent) over fiscal year 1999-2000 results. General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year.

     State Retirement Systems. The New York State and Local Retirement Systems (the "Systems") provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees Retirement System and the New York State and Local Police and Fire Retirement System. The Comptroller is the administrative head of the Systems. State employees made up about 34 percent of the membership during the 2002-03 fiscal year. There were 2,818 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.

     As of March 31, 2003, 650,543 persons were members and 313,597 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.

     Assets and Liabilities. Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. The Office of State Comptroller ("OSC") reports the net assets available for benefits as of March 31, 2003 were $97.4 billion (including $2.3 billion in receivables), a decline of $15.3 billion or 13.6 percent from the 2001-02 level of $112.7 billion, reflecting, in large part, equity market performance. OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries as of March 31, 2003 was $130.5 billion (including $46.1 billion for current retirees and beneficiaries), an increase of $3.5 billion or 2.8 percent from the 2001-02 level of $127 billion. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differ from net assets in that they are calculated using a five-year smoothing method for valuing equity investments and using amortized cost instead of market value for bonds and mortgages. Actuarial assets decreased from $125.2 billion in 2002 to $106.7 billion on March 31, 2003.

     Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating the LGAC, a public benefit corporation empowered to issue long term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation imposed a limitation on the annual seasonal borrowing of the State, except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors or factors unanticipated at the time of adoption of the budget, and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth year after the limit was first exceeded (i.e., no tax and revenue anticipation note seasonal borrowing in the fifth year). This provision limiting the State's seasonal borrowing practices was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds. As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of the LGAC, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short term seasonal borrowings.

     Financing Activities. Financing activities of the State include general obligation debt and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation and other financings through public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the State Legislature.

     As of March 31, 2003, the total amount of outstanding general obligation debt was approximately $4.0 billion.

     The Debt Reform Act of 2000, which applies to all new State-supported debt issued on and after April 1, 2000, imposes phased-in caps on new debt outstanding and new debt service costs. The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and will gradually increase until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-01 and will gradually increase until it is fully phased in at 5 percent in 2013-14.

     The Debt Reform Act requires that the limitations on the issuance of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to such date. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

     Pursuant to the provisions of the Debt Reform Act, the most recent annual calculation of the limitations imposed by the Debt Reform Act was reported in the Financial Plan Update most proximate to October 31, 2003. On October 30, 2003, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and then outstanding at 1.21 percent of personal income and debt service on such debt at 0.52 percent of total governmental receipts compared to the caps of 1.25 percent each. The January Update states that the debt reform projections accompanying the State's financial plan estimate that the State will remain in compliance with both debt caps throughout the projection period, with debt outstanding projected to be 2.46 percent of personal income and debt service to be 2.18 percent of total governmental receipts. The projected statutory caps for each measure would be 3.65 percent by 2008-09.

     Public Authorities -- General. As of December 31, 2002, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was $104.7 billion, only a portion of which constitutes State-supported or State-related debt.

     Litigation. Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan. There can be no assurance that adverse decisions in legal proceedings against the State would not exceed the amount of all potential State Financial Plan Resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced State Financial Plan.

     The State is a defendant in several court cases that could ultimately result in costs to the State Financial Plan. The most significant litigation is the State Court of Appeals ruling that the State's financing system for New York City public schools is unconstitutional. This ruling directs the State to submit a remedy to the Court by July 30, 2004. The 2004-2005 Executive Budget reserves all video lottery terminal ("VLT") revenues to provide sound basic education ("SBE") funding while the Governor's Commission on Educational Reform outlines a series of options for the State to consider. The VLT revenues are projected to increase from $240 million in 2004-2005 to $950 million in 2005-2006 to $1.3 billion in 2006-2007, and ultimately to over $2 billion annually. The 2004-05 Executive Budget also proposes an additional $100 million increase in General Fund support to New York City on a school year basis for this purpose.

     Other litigation includes ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties, as well as claims involving the adequacy of shelter allowances for families on public assistance. The State has implemented a court-ordered increase in the shelter allowance schedule for public assistance families that became effective on November 1, 2003. Plaintiffs brought a motion to have the court determine the adequacy of the increased shelter schedule.

     Other Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's financial plans.

     Grants to Local Governments. Grants to Local Governments (also known as local assistance) include financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. The most significant areas of spending in local assistance are for aid to public schools (44 percent) and for Medicaid (22 percent). Other large areas of spending include mental hygiene (6 percent), higher education (6 percent), children and family services (4 percent), welfare assistance (4 percent), general purpose aid to counties and municipalities (3 percent), preschool special education (3 percent) and public health (2 percent).

     Local assistance spending is projected to be $28.46 billion in 2004-05, a decrease of $856 million (2.9 percent) from 2003-04, and is projected to increase by $2.34 billion (8.2 percent) in 2005-06 and another $1.86 billion (6.0 percent) in 2006-07, primarily attributable to growth in the areas of Medicaid, welfare and school aid. Spending growth of roughly $3.4 billion is offset by the local assistance share of the 2002-03 payment deferrals ($1.8 billion) plus a combination of recommended cost containment initiatives and the use of alternative financing sources totaling nearly $2.5 billion. Reforms are proposed to continue to provide planned fiscal relief to New York City while eliminating legal concerns associated with the current linkage to LGAC. The recommendations would eliminate all impacts on LGAC and reduce total taxpayer costs (financed by both State and City taxpayers) by $1.9 billion, through legislation authorizing a refunding of MAC debt for a period of 10 years rather than 30 years. The State would provide additional resources of $170 million annually to New York City to help finance this refunding by directing certain State sales tax receipts previously received by the State to New York City. In addition, the recommendations would generate recurring savings to New York City of another $80 million through a variety of proposals.

     Excluding payment deferrals, the annual increase in local assistance spending would be $970 million and is primarily attributable to higher spending in Medicaid ($373 million), Higher Education Services Corporation ($176 million), school aid ($169 million), preschool special education programs ($89 million), Office of Children and Family Services ($57 million) and mental hygiene ($55 million).

                                  APPENDIX B
                     DESCRIPTION OF MUNICIPAL BOND RATINGS

Description of Moody's Investors Service, Inc.'s ("Moody's") Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody's U.S. Short-Term Ratings

MIG 1/VMIG 1     This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2     This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3     This designation denotes acceptable credit quality.
                 Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG               This designation denotes speculative-grade credit quality.
                 Debt instruments in this category may lack sufficient margins of protection.

Description of Moody's Commercial Paper Ratings

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), Debt Ratings

     A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

     The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The issue credit ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of payment--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     II. Nature of and provisions of the obligation;

     III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Long Term Issue Credit Ratings

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated issues only in small degree. The Obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB      An obligation rated "BB," "B," "CCC," "CC" and "C" are regarded as
B       having significant speculative characteristics. "BB" indicates the
CCC     least degree of speculation and "C" the highest degree of speculation.
CC      While such debt will likely have some quality and protective
C characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

c The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to the completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.


Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor's Commercial Paper Ratings

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

A-1 A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

c The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing

r The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options, and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

     A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

     --Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

     --Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

     Note rating symbols are as follows:

SP-1     Strong capacity to pay principal and interest. An issue
         determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3     Speculative capacity to pay principal and interest.

Description of Fitch Ratings' ("Fitch") Investment Grade Bond Ratings

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

     Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory-credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Description of Fitch's Speculative Grade Bond Ratings

     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C       Bonds are in imminent default in payment of interest or principal.

D       Bonds are in default on interest and/or principal payments. Such bonds
DD      are extremely speculative and should be valued on the basis of their
DDD ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

        Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

Description of Fitch's Short term Ratings

     Fitch's short term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

     The short term rating places greater emphasis than a long term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     Fitch short term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

NR      Indicates that Fitch does not rate the specific issue.

Conditional     A conditional rating is premised on the successful
                completion of a project or the occurrence of a specific event.

Suspended       A rating is suspended when Fitch deems the amount of
                information available from the issuer to be inadequate for rating purposes.

Withdrawn       A rating will be withdrawn when an issue matures or is
                called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert      Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short term, and should be resolved within 12 months.

Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.


                                      -8

                                  APPENDIX C

                      TAXABLE EQUIVALENT YIELDS FOR 2004


           Taxable Income(1)                                                        A Tax Exempt Yield of
---------------------------------------                             ----------------------------------------------------
                                                         2004
                                                          New
                                            2004         York
                                           Federal       State
                                             Tax          Tax
 Single Return (2)    Joint Return (2)     Bracket    Bracket (3)   5.00%    5.50%   6.00%   6.50%   7.00%       7.50%
------------------   -------------------  ---------  -------------  ------  -------  ------ ------- ------- ---------------
                                                                               is equal to a taxable yield of

$29,051 - $70,350    $58,101 -$117,250       25%         6.85%     7.16     7.87     8.59      9.30   10.02      10.74
$70,351 - $100,000   $117,251 -$150,000      28%         6.85%     7.46     8.20     8.95      9.69   10.44      11.18
$100,001 -$146,750   $150,001 -$178,650      28%         7.38%     7.50     8.25     9.00      9.75   10.50      11.25
$146,751 -$319,100   $178,651-$319,100       33%         7.38%     8.06     8.86     9.67     10.47   11.28      12.09
   Over $319,100       Over $319,100         35%         7.38%     8.30     9.14     9.97     10.80   11.63      12.46





           Taxable Income(1)                                                        A Tax Exempt Yield of
---------------------------------------                             ----------------------------------------------------
                                                   2004      2004
                                                   New       New
                                                   York      York
                                        2004      State     State
                                       Federal     Tax       Tax
                                        Tax      Bracket   Bracket
 Single Return (2)   Joint Return (2)  Bracket     (3)       (4)       5.00%  5.50%   6.00%   6.50%  7.00%       7.50%
------------------ ------------------ --------- --------- ---------- ------- ------ -------- ------- ------ -------------
                                                                               is equal to a taxable yield of
$29,051  - $50,000   $58,101 -$90,000    25%      6.85%      3.59%     7.44    8.19    8.93      9.68    10.42  11.17
$50,001  - $70,350   $90,001 -117,250    25%      6.85%      3.65%     7.45    8.19    8.94      9.68    10.43  11.17
$70,351  - $100,000  $117,251-150,000    28%      6.85%      3.65%     7.76    8.54    9.31     10.09    10.86  11.64
$100,001 -$146,750   $150,001-178,650    28%      7.38%      4.18%     7.85    8.64    9.42     10.21    10.99  11.78
$146,751 -$319,100   $178,651-319,100    33%      7.38%      4.18%     8.44    9.28   10.13     10.97    11.81  12.66
   Over $319,100      Over $319,100      35%      7.38%      4.18%     8.70    9.57   10.44     11.31    12.18  13.05


(1) An investor's marginal tax rates may exceed the rates shown in the above tables if such investor does not itemize deductions for Federal income tax purposes or due to the reduction or possible elimination of the personal exemption deduction for high-income taxpayers and an overall limit on itemized deductions. For investors who pay alternative minimum tax, tax-free yields may be equivalent to lower taxable yields than those shown above. As for stockholders who are subject to income taxation by states other than New York and cities other than New York City (including stockholders who pay non-resident income taxes), tax-free yields may be equivalent to lower taxable yields than those shown above. The above tables do not apply to corporate investors. The tax characteristics of the Fund are described more fully elsewhere in this prospectus. Consult your tax adviser for further details. These charts are for illustrative purposes only and cannot be taken as an indication of anticipated Fund performance.
(2) The above tables are based on the Federal taxable income brackets which are adjusted annually for inflation and the New York State and City taxable income brackets.
(3) A rate of 7.7% applies to net taxable income over $500,000, regardless of filing status, for tax years through 2005.
(4) A rate of 4.45% applies to net taxable income over $500,000 regardless of filing status for tax years through 2005.

==============================================================================


     Through and including __________, 2004 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.



                             ______________ Shares

                       MuniHoldings New York Fund, Inc.


                                 Common Stock










                             --------------------
                              P R O S P E C T U S
                             --------------------













                                 __________, 2004     Code #_______-__________

                           PART C. OTHER INFORMATION

ITEM 24. Financial Statements And Exhibits.

      (1)      Financial Statements

               Report of Independent Registered Public Accounting Firm

               Statement of Assets and Liabilities as of ________, 2004.

     Exhibits

  Exhibits                  Description
     (a)  --  Articles of Incorporation of the Registrant.
     (b)  --  By-Laws of the Registrant.
     (c)  --  Not applicable.
  (d)(1)  --  Portions of the Articles of Incorporation and By-Laws of the
              Registrant defining the rights of holders of shares of common stock of the Registrant.(a)
  (d)(2)  --  Form of specimen certificate for shares of common stock of the Registrant.*
     (e)  --  Form of Dividend Reinvestment Plan.*
     (f)  --  Not applicable.
     (g)  --  Form of Investment Advisory Agreement between the
              Registrant and Fund Asset Management, L.P. ("FAM" or the "Investment Adviser").*
  (h)(1)  --  Form of Purchase Agreement between the Registrant and the
              Investment Adviser and _____________________.*
  (h)(2)  --  Form of ______________ Standard Dealer Agreement.*
  (h)(3)  --  Form of Master Agreement Among Underwriters.*
     (i)  --  Not applicable.
     (j)  --  Form of Custodian Contract between the Registrant and
              ____________.*
  (k)(l)  --  Form of Registrar, Transfer Agency, Dividend Disbursing Agency
              and Shareholder Servicing Agency Agreement between the Registrant and ______________.*
  (k)(2)  --  Form of Administrative Services Agreement between the
              Registrant and State Street Bank and Trust Company ("State Street").(b)
  (k)(3)  --  Form of Additional Compensation Agreement between FAM and
              ______________.*
     (l)  --  Opinion and Consent of Sidley Austin Brown & Wood LLP.*
     (m)  --  Not applicable.
     (n) -- Consent of ______________, independent registered public accounting firm for the Registrant.*
     (o)  --  Not applicable.
     (p)  --  Certificate of FAM.*
     (q)  --  Not applicable.
     (r)  --  Code of Ethics.(c)

---------------------------------------------

(a) Reference is made to Article IV (sections 2, 3, 4, 5, 6 and 7), Article V (sections 3, 6 and 7), Article VI, Article VIII, Article IX, Article X, and Article XII of the Registrant's Articles of Incorporation, filed as Exhibit (a) to this Registration Statement; and to Article II, Article III (sections 1, 3, 5 and 17), Article VI (section 2), Article VII,
     Article XII, Article XIII and Article XIV of the Registrant's By-Laws, filed as Exhibit (b) to this Registration Statement.

(b) Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775) filed on March 20, 2001.

(c) Incorporated by reference to Exhibit 15 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Inflation Protected Fund (File No. 33-110936), filed on January 22, 2004.

*    To be provided by Amendment.

ITEM 25.     Marketing Arrangements.

     See Exhibits (h)(1), (h)(2) and (h)(3).

ITEM 26.     Other Expenses of Issuance and Distribution.

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration fees                                                          $*
_________ Stock Exchange listings fee                                      *
Printing (other than stock certificates)                                   *
Engraving and printing stock certificates                                  *
Legal fees and expenses                                                    *
Accounting fees and expenses                                               *
NASD fees                                                                  *
Underwriters expense reimbursement                                         *
Miscellaneous                                                              *

Total                                                                      $*

-------------------------
*  To be provided by amendment

ITEM 27.     Persons Controlled by or Under Common Control with Registrant.

     The information in the prospectus under the captions "Investment Advisory and Management Arrangements" and "Description of Capital Stock--Common Stock" and in Note 1 to the Statement of Assets and Liabilities is incorporated herein by reference.

ITEM 28.     Number of Holders of Securities.

     There will be one record holder of the Common Stock, par value $0.10 per share, as of the effective date of this Registration Statement.

ITEM 29.     Indemnification.

     Reference is made to Section 2-418 of the General Corporation Law of the State of Maryland, Article V of the Registrant's Articles of Incorporation,
Article VI of the Registrant's By-Laws, Article IV of the Investment Advisory Agreement and Section 6 of the Purchase Agreement, which provide for indemnification.

     Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the Maryland General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent legal counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940, as amended (the "1940 Act"), may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, of (b) a majority of a quorum of the Registrant's disinterested, non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

     In Section 6 of the Purchase Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify Merrill Lynch and each person, if any, who controls Merrill Lynch within the meaning of the Securities Act of 1933 (the "1933 Act") against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

     In Section IV of the Investment Advisory Agreement, the Registrant agrees to indemnify the Investment Adviser for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Registrant, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

     Insofar as indemnification for liabilities arising under the 1933 Act may be provided to directors, officers and controlling persons of the Registrant and Merrill Lynch, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 30.     Business And Other Connections Of The Investment Adviser.

     FAM acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies.

     Merrill Lynch Investment Managers, L.P. ("MLIM") acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies, and also as sub-adviser to certain other portfolios.

     The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

     The address of the Investment Adviser, MLIM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. ("Princeton Administrators") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc., ("FAMD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080. The address of the Fund's transfer agent, _________________________ is
__________________________________.

     Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged for the past two fiscal years for his, her or its own account or in the capacity of director, officer, employee, partner or Director. Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies advised by FAM or its affiliates, and Mr. Doll is an officer of one or more such companies.


          Name                         Position(s) with                     Other Substantial Business,
                                       Investment Adviser                 Profession, Vocation Or Employment
ML & Co.                         Limited Partner                 Financial Services Holding Company; Limited Partner
                                                                 of MLIM

Princeton Services               General Partner                 General Partner of MLIM

Robert C. Doll, Jr.              President                       President of MLIM; Director of Princeton Services;
                                                                 Chief Investment Officer of OppenheimerFunds, Inc.
                                                                 in 1999 and Executive Vice President thereof from
                                                                 1991 to 1999

Donald C. Burke                  First Vice President and        First Vice President, Treasurer and Director of
                                 Treasurer                       Taxation of MLIM; Senior Vice President, Treasurer
                                                                 and Director of Princeton Services; Senior Vice
                                                                 President; Vice President of FAMD

Andrew J. Donohue                General Counsel                 First Vice President and General Counsel of MLIM;
                                                                 Senior Vice President, Director and General Counsel
                                                                 of Princeton Services; President and Director of
                                                                 FAMD

Alice A. Pellegrino              Secretary                       Secretary of MLIM, Princeton Services and FAMD


ITEM 31.     Location of Account and Records.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), its investment adviser (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its custodian and transfer agent.

ITEM 32.     Management Services.

     Not applicable.

ITEM 33.     Undertakings.

     (1) The Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if
(1) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (2) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

     (2) Not applicable.

     (3) Not applicable.

     (4) Not applicable.

     (5) The Registrant undertakes that:

          (a) For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant pursuant to Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (c) Not applicable.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 1st day of September, 2004.

                                    MUNIHOLDINGS NEW YORK FUND, INC.
                                          (Registrant)



                                    By: /s/ Bradley J. Lucido
                                    ------------------------------------
                                     (Bradley J. Lucido, President)

     Each person whose signature appears below hereby authorizes Bradley J. Lucido, Brian D. Stewart and Alice A. Pellegrino, or any of them, as attorney-in-fact, to sign on his behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including any Post-Effective Amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the dates indicated.


              Signatures                                      Title                                   Date

         /s/ Bradley J. Lucido             President (Principal Executive Officer) and         September 1, 2004
         ---------------------                              Director
          (Bradley J. Lucido)

         /s/ Brian D. Stewart             Treasurer (Principal Financial and Accounting        September 1, 2004
         --------------------                        Officer) and Director
          (Brian D. Stewart)

        /s/ Alice A. Pellegrino                             Director                           September 1, 2004
        -----------------------
         (Alice A. Pellegrino)



                                 Exhibit Index


(a) -- Articles of Incorporation of the Registrant.
(b) -- By-laws of the Registrant.